Rochester Fund Municipals

Prospectus dated April 28, 2000



















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.













Rochester Funds [logo]




Rochester Fund Municipals is a diversified mutual fund. It seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital.

      This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.





















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The Right Way to Invest

Contents

            About the Fund
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            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            About Your Account
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            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Web Site

            How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends and Tax Information

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital.

WHAT DOES THE FUND MAINLY INVEST IN? To seek its investment objective:

o As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in tax-exempt securities, and
o At least 75% of the Fund's investments in tax-exempt obligations must be investment grade. That means they must be securities rated in the four highest rating categories of a nationally recognized rating organization or unrated securities assigned a comparable rating by the Fund's investment Manager, OppenheimerFunds, Inc.

      The Fund's tax-exempt investments can include a wide variety of debt obligations (which are referred to as New York municipal securities in this Prospectus), including securities issued by:
o The State of New York or its political subdivisions (towns and counties, for example),
o    Agencies,   public   authorities   and   instrumentalities   (these  are
     state-chartered corporations) of the State of New York,
o Territories, commonwealths and possessions of the United States (for example, Puerto Rico, Guam and the Virgin Islands) that pay interest that is exempt from federal income tax and New York State and New York City personal income taxes (in the opinion of the issuer's legal counsel when the security is issued).

      The Fund's investments have no maturity limitations and can include municipal bonds (long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. However, the Fund currently focuses on longer-term securities to seek higher yields. The Fund can buy general obligation bonds as well as "private activity" municipal securities that pay income subject to alternative minimum taxation. A substantial percentage of the municipal securities the Fund buys may be "callable," allowing the issuer of the securities to redeem them before their maturity date. The Fund also uses certain derivative investments such as "inverse floaters" and variable rate obligations to try to increase income. These investments are more fully explained in "About the Fund's Investments," below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio managers currently look for triple tax-exempt municipal securities using a variety of factors, which may change over time and may vary in particular cases. Currently, the portfolio managers focus on: o Finding primarily investment-grade securities that offer high-income opportunities.
o Buying a wide range of securities of different issuers within the state, including different agencies and municipalities, for portfolio diversification to help spread credit risks.
o Looking for unrated bonds that might provide high income and securities of smaller issuers that might be overlooked by other investors and funds.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors who are seeking income exempt from federal income tax and New York State and New York City personal income taxes from a municipal bond fund focusing primarily on investment-grade obligations. The Fund does not seek capital appreciation. Because it generally invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts, nor is it designed for investors whose main goal is capital growth. The Fund is intended to be a long-term investment but is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having a similar objective.


CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. To seek higher income the Fund can invest up to 25% of its tax-exempt investments in securities rated below investment grade, sometimes called "junk bonds." Therefore, it may have greater credit risks than funds that buy only investment-grade bonds.


INTEREST RATE RISKS. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities. The Fund currently emphasizes investments in long-term securities to seek higher income. When the average maturity of the Fund's portfolio is longer, its share price may fluctuate more if interest rates change.

      Additionally, the Fund can buy variable and floating rate obligations. When interest rates fall, the yields of these securities decline. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing the Fund's income.

Risk of Focusing Investments in New York Municipal Securities. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest 25% or more of its assets in a single industry), municipal securities are not considered an "industry" under that policy. At times the Fund can have a relatively high portion of its portfolio holdings in particular segments of the municipal securities market, such as general obligation bonds or hospital bonds, for example, and therefore will be vulnerable to economic or legislative events that affect issuers in particular segments of the municipal securities market.

      Even though the Fund is "diversified" as to 75% of its assets (which means that, as to 75% of its assets, the Fund cannot invest more than 5% of its assets in the securities of any one issuer), the Fund invests primarily in New York municipal securities. Therefore, the Fund's portfolio is vulnerable to changes in economic and political conditions in New York that can affect the prices of those securities or the Fund's ability to sell them at an acceptable price.

Borrowing for Leverage. As a fundamental policy, the Fund can borrow from banks in amounts up to 5% of its total assets for emergency purposes or to buy portfolio securities, and this use of "leverage" will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund's share price more sensitive to interest rate changes.

RISKS OF DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased returns. The Fund typically does not use hedging instruments, such as options to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Covered call options, "inverse floaters" and variable rate obligations are examples of derivatives the Fund can use.

      If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its hedge might be unsuccessful, and its share prices could fall. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of the Fund's share prices. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

Inverse Floaters Have Special Risks. Variable rate bonds known as "inverse floaters" pay interest at rates that vary as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Some inverse floaters have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund's investment in inverse floaters cannot exceed 20% of its total assets.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      Because the Fund focuses its investments in New York municipal securities and can buy below-investment-grade securities, it will have greater credit risks than municipal bond funds that invest in issuers of many states and buy only investment-grade securities. Its focus on longer-term bonds and its use of inverse floaters as well as other derivative investments may cause greater fluctuations in the Fund's share prices in the short term than short-term municipal bond funds.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency


The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's Class A shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

For the period from 1/1/00 through 3/31/00, the cumulative return (not annualized) for Class A shares was 3.53%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.
During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 7.74% (1Q'95) and the lowest return (not annualized) for a calendar quarter was -5.67% (1Q'94).

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                                                    5 Years
Average     Annual     Total                   ------------------     10 Years
Returns   for  the   periods                     (or life of        (or life of
ended December 31, 1999         1 Year        class, if less)    class, if less)
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Class  A  Shares  (inception      -9.99%             5.72%              6.44%
5/15/86)
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Lehman  Brothers   Municipal
Bond                              -2.06%             6.91%             6.89%1
Index
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Consumer Price Index               2.99%             2.43%             2.96%1
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Class  B  Shares  (inception      -10.73%            1.70%               N/A
3/17/97)
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Class  C  Shares  (inception      -7.21%             2.66%               N/A
3/17/97)
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Class  Y  Shares  (inception        N/A               N/A                N/A
4/28/00)
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1.    From 12/31/89.

The Fund's average annual total returns in the table include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and 3% (life-of-class); for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the performance of the general municipal bond market. The Fund's performance is also compared to the Consumer Price
Index, a non-securities index that measures changes in the inflation rate. Performance of the securities index does not consider the effects of transaction costs and includes municipal securities from many states while the Fund invests primarily in New York municipal securities.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 1999. Class Y shares were not publicly offered during the Fund's fiscal year ended December 31, 1999. Therefore, the expenses for Class Y shares are estimates based on expenses that would have been payable if Class Y had been outstanding during that fiscal period.

Shareholder Fees (charges paid directly from your investment):

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                            Class A      Class B      Class C       Class Y
                             Shares       Shares       Shares       Shares
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Maximum Sales Charge
(Load) on purchases          4.75%         None         None         None
(as % of offering price)
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Maximum Deferred Sales
Charge (Load) (as % of
the lower of the             None1         5%2          1%3          None
original offering price
or redemption proceeds)
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1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.  Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

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                             Class A      Class B      Class C      Class Y
                             Shares        Shares       Shares       Shares
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Management Fees               0.47%        0.47%        0.47%        0.47%
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Distribution       and/or     0.15%        1.00%        1.00%         None
Service (12b-1) Fees
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Other Expenses                0.15%        0.17%        0.16%        0.15%
-------------------------------------------------------------------------------
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Total  Annual   Operating     0.77%        1.64%        1.63%        0.62%
Expenses
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Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:


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If shares are redeemed:     1 Year        3 Years       5 Years     10 Years1
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Class A Shares               $550          $709          $883         $1,384
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Class B Shares               $667          $817         $1,092        $1,497
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Class C Shares               $266          $514          $887         $1,933
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Class Y Shares               $63           $199          $346          $774
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If shares are not           1 Year        3 Years       5 Years     10 Years1
redeemed:
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Class A Shares               $550          $709          $883         $1,384
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Class B Shares               $167          $517          $892         $1,497
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Class C Shares               $166          $514          $887         $1,933
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Class Y Shares               $63           $199          $346          $774
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In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yields and share prices of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events.

Municipal Securities.  The Fund buys municipal bonds and notes,  certificates of participation in municipal leases and other debt obligations. Generally, these are debt obligations issued by the State of New York and its political subdivisions (such as cities, towns and counties). Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities.

What is a Municipal Security? A municipal security is essentially a loan by the buyer to the issuer of the security. The issuer promises to pay back the principal amount of the loan and normall pays interest exempt from federal personal income taxes.


      The Fund can invest in municipal securities that are "general obligations," which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer to redeem the debt or to prepayment prior to their stated maturity.

      The Fund also can buy "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to alternative minimum taxation. The Fund does not invest more than 5% of its assets in industrial revenue bonds for an industrial user with less than three years' operating history if that user is responsible for interest and principal payments.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund may invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses that provide that the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. The Fund cannot invest more than 5% of its assets in unrated or illiquid municipal leases.

      If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some of these obligations may not have an active trading market, which means that the Fund might have difficulty selling its investment at an acceptable price when it wants to.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other credit support arrangements.

Ratings of Municipal Securities the Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund does not invest more than 25% of its tax-exempt investments in municipal securities that at the time of purchase are below investment grade. Investment-grade securities include rated securities within the four highest rating categories of a nationally recognized rating organization such as Moody's Investors Service, and unrated securities that are judged by the Manager to be comparable to securities rated as investment grade. Rating definitions of the principal national rating organizations are provided in Appendix A to the Statement of Additional Information. All municipal securities, including investment-grade securities, are subject to risks of default.


      The Manager relies to some extent on credit ratings by nationally recognized rating agencies when evaluating the credit risk of securities selected for the Fund's portfolio. It also uses its own research and analysis to evaluate risks. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security might change over time. A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

      The Fund can invest a significant portion of its assets in unrated securities. Some of these unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.


Special Credit Risks of Lower-Grade Securities. Municipal securities rated below investment grade usually offer higher yields than investment-grade securities but they are subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. They also may be less liquid than investment-grade securities, making it difficult for the Fund to sell them at an acceptable price. Those risks can reduce the Fund's share prices and the income it earns. While the Fund can invest up to 25% of its tax-exempt investments in securities rate below investment grade, the Fund will not invest more than 5% of its assets in securities of any one issuer rated "B" or below.


CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

"When-Issued"  and  "Delayed-Delivery"   Transactions.  The  Fund  can  purchase
      municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed-delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to enter into these transactions for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the Fund from the investment until the Fund receives the security on settlement of the trade. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date. As a fundamental policy, securities purchased on a "when-issued" or "delayed-delivery" basis cannot exceed 10% of the Fund's net assets.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid and restricted securities. That limit includes unrated or illiquid tax-exempt municipal leases that cannot be more than 5% of the Fund's assets. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to the 15% limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities. These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Temporary  Defensive  Investments.  The Fund can  invest up to 100% of its total assets in temporary defensive investments during periods of volatile or adverse market conditions, when the Manager determines that investments in tax-exempt securities could seriously erode portfolio value. Generally, the Fund's defensive investments would be U.S. government securities or highly-rated corporate debt securities, prime commercial paper or certificates of deposit of domestic banks. The income from some of those temporary defensive investments might not be tax exempt, and therefore when making those investments the Fund might not achieve its objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion in assets as of March 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Managers.  The portfolio  managers of the Fund are Ronald H. Fielding,
      Vice President of the Fund and Senior Vice President of the Manager (since January 1996), and assistant portfolio manager Anthony A. Tanner, a Vice President of the Manager (since January 1996). Mr. Fielding has been Chairman of the Manager's Rochester Division since January 4, 1996, when the Manager acquired Rochester Capital Advisors, the Fund's prior investment advisor. He had been President of Rochester Capital Advisors until 1996. Mr. Fielding has been a portfolio manager of the Fund since its inception as an open-end fund on May 15, 1986.

     Mr. Tanner was Vice President of Research of Rochester Capital Advisors from 1994 to 1996 and has assisted Mr. Fielding in managing the Fund's portfolio since 1994. Both Mr. Fielding and Mr. Tanner serve as portfolio managers for other Oppenheimer funds.

Advisory Fees.  Under  the  Investment  Advisory  Agreement,  the Fund  pays the
      Manager an advisory fee at an annual rate, payable monthly, which declines on additional assets as the Fund grows: 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets, 0.46% on the next $ 3 billion, and 0.45% of average daily net assets over $5 billion. The Fund's management fee for its last fiscal year ended December 31, 1999, was 0.47% of average annual net assets for each class of shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

HOW DO you buy SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the
Distributor. Your dealer will place your order with the Distributor on your behalf.

BuyingShares Through the Distributor.  Complete an OppenheimerFunds  New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
   o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
      1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.
   o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
   o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.
   o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.
   o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

BuyingThrough a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

Which class of shares should you choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C .
   o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable because of the effect of the contingent deferred sales charge for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Does It Affect Payments to My Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special condition applies.

HOW CAN you BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

-----------------------------------------------------------------------------
                                           Front-End Sales
                           Front-End Sales Charge As a
                          Charge As a      Percentage of     Concession As
                          Percentage of    Net               Percentage of
 Amount of Purchase       Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $50,000             4.75%             4.98%             4.00%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.50%             4.71%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.50%             3.63%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.25%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.80%
 less than $1 million
 ------------------------------------------------------------------------------

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more (other than purchases by retirement plans, which are not permitted in the Fund). That concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
      (2) the original net asset value of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN you BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6years of the end of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which                                   Redemptions in That Year
Purchase Order was Accepted             (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
6 and following                         None
----------------------------------------

In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically  convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying other classes of shares do not apply to Class Y shares.
Instructions for purchasing, redeeming, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Distribution and Service (12b-1) Plans.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund. However, the Board of Trustees has approved aggregate payments of up to 0.15% of average daily net assets. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
   o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.
Purchasing Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the web site may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.


How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by writing a check against your account or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o You wish to redeem more than $100,000 and receive a check o The redemption check is not payable to all shareholders listed on the account statement
     o The redemption check is not sent to the address of record on your account statement
     o Shares are being transferred to a Fund account with a different owner or name
     o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o a U.S. national securities exchange, a registered securities association or a clearing agency.
     If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOWDO you SELL SHARES BY MAIL? Write a letter of instructions  that includes:
    o  Your name
    o  The Fund's name
    o  Your Fund account number (from your account statement)
    o  The dollar amount or number of shares to be redeemed
    o Any special payment instructions o Any share certificates for the shares you are selling
    o The signatures of all registered owners exactly as the account is registered, and
    o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
Requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver Colorado 80217                    Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares under a share certificate by telephone.
     o To redeem shares through a service representative, call 1.800.852.8457
     o To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed By Telephone?
o Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.
o Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.
o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $100.
o Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o Don't use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility when you place your redemption request).

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
   o the amount of your account value represented by an increase in net asset value over the initial purchase price,
   o shares purchased by the reinvestment of dividends or capital gains distributions, or
   o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1. shares acquired by reinvestment of dividends and capital gains distributions,
2. shares held for the holding period that applies to the class, and
3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before  exchanging  into a fund, you must obtain and read its  prospectus.

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
   o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time or price.
   o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
   o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling, and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases,  redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer  requests  will not be honored  until the Transfer  Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Tax Information

Dividends. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly- purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

      The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and any other distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A and Class Y shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A and Class Y. The Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest  All  Distributions  in the Fund.  You can elect to  reinvest  all dividends and capital gains distributions in additional shares of the Fund. Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum taxation. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends paid by the Fund from interest on New York municipal securities will be exempt from New York individual income taxes. Dividends paid from income from municipal securities of other issuers normally will be treated as taxable ordinary income for New York State and New York City personal income tax purposes.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal and state income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's former independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

CLASS A          Year Ended December 31,                          1999
1998          1997           1996 (1)      1995
================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                            $18.81
$18.67        $18.00         $18.18        $16.31
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             1.04
1.04          1.10 (2)       1.10 (2)      1.10 (2)
Net realized and unrealized gain (loss)                          (2.03)
0.15          0.67          (0.18)         1.86

--------------------------------------------------------------------
Total income (loss) from investment operations                   (0.99)
1.19          1.77           0.92          2.96
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                             (1.04)
(1.04)        (1.10)         (1.10)        (1.09)
Undistributed net investment income - prior year                 -----
(0.01)        -----          -----         -----

--------------------------------------------------------------------
Total dividends and distributions to shareholders                (1.04)
(1.05)        (1.10)         (1.10)        (1.09)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.78
$18.81        $18.67         $18.00        $18.18

====================================================================
================================================================================================================================
Total Return, at Net Asset Value (3)                             (5.51)%
6.52%        10.20%          5.37%        18.58%
================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                         $3,288
$3,435        $2,848         $2,308        $2,145
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                $3,559
$3,161        $2,539         $2,191        $2,005
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income                                            5.78%
5.50%         5.96%          6.20%         6.25%
Expenses                                                         0.77%
0.78% (5)     0.76%          0.82%         0.82%
Expenses, net of indirect expenses and interest (6) (7)          0.73%
0.75%         0.74%          0.77%         0.78%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (8)                                        30%
25%            5%            13%           15%





(1) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Based on average shares outstanding for the period.
(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(6) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(7) Prior  year   ratios  have  been   restated  to  conform  to  current   year
    presentation.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,930,375,402 and $1,337,576,882, respectively.

FINANCIAL HIGHLIGHTS     Continued

CLASS B          Year Ended December 31,
1999           1998          1997 (9)
==================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period
$18.79         $18.65        $17.89
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income
0.89           0.89          0.74 (2)
Net realized and unrealized gain (loss)
(2.03)          0.14          0.76

-------------------------------------------

Total income (loss) from investment operations
(1.14)          1.03          1.50
-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income
(0.88)         (0.89)        (0.74)
Undistributed net investment income - prior year
-----          -----         -----

-------------------------------------------
Total dividends and distributions to shareholders
(0.88)         (0.89)        (0.74)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
$16.77         $18.79        $18.65

==========================================
==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (3)
(6.27)%        5.61%         8.74%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)
$673           $494          $172
-------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)
$635           $329           $76
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income
4.91%          4.57%         4.91%
Expenses
1.64%          1.64% (5)     1.59%
Expenses, net of indirect expenses and interest (6) (7)
1.59%          1.61%         1.58%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (8)
30%            25%            5%





(1)  On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2)  Based on average shares outstanding for the period.
(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4)  Annualized for periods of less than one full year.
(5) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(6) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(7)  Prior  year  ratios  have  been   restated  to  conform  to  current   year
     presentation.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,930,375,402 and $1,337,576,882, respectively.
(9) For the period from March 17, 1997 (inception of offering) to December 31, 1997.

FINANCIAL HIGHLIGHTS     Continued

CLASS C          Year Ended December 31,
1999           1998          1997 (9)
===============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period
$18.79         $18.66        $17.89
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income
0.89           0.89          0.74 (2)
Net realized and unrealized gain (loss)
(2.04)          0.13          0.77

-------------------------------------------
Total income (loss) from investment operations
(1.15)          1.02          1.51
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income
(0.88)         (0.89)        (0.74)
Undistributed net investment income - prior year
-----          -----         -----

-------------------------------------------
Total dividends and distributions to shareholders
(0.88)         (0.89)        (0.74)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period
$16.76         $18.79        $18.66

===========================================
===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (3)
(6.32)%        5.56%         8.80%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)
$220           $174           $49
---------------------------------------------------------------------------------------------------------------
Average net assets (in millions)
$221           $111           $21
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income
4.92%          4.57%         4.92%
Expenses
1.63%          1.63% (5)     1.58%
Expenses, net of indirect expenses and interest (6) (7)
1.58%          1.59%         1.56%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (8)
30%            25%            5%





(1)  On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2)  Based on average shares outstanding for the period.
(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4)  Annualized for periods of less than one full year.
(5) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(6) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(7)  Prior  year  ratios  have  been   restated  to  conform  to  current   year
     presentation.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,930,375,402 and $1,337,576,882, respectively.
(9) For the period from March 17, 1997 (inception of offering) to December 31, 1997.

INFORMATION AND SERVICES

For More Information on Rochester Fund Municipals
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL   REPORTS  Additional   information  about  the  Fund's
investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

----------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.525.7048
----------------------------------------------------------------------------
----------------------------------------------------------------------------
By Mail:                      Write to:
                            OppenheimerFunds Services
                              P.O. Box 5270
                           Denver, Colorado 80217-5270
----------------------------------------------------------------------------
----------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or
                              read or down-load documents on the
                            OppenheimerFunds website:
                              http://www.oppenheimerfunds.com
----------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                          The Fund's shares are distributed by:
SEC File No. 811-3614
PR0365.001.0400  Printed on recycled paper.     [logo] OppenheimerFunds
Distributor, Inc.

                            Appendix to Prospectus of
                            Rochester Fund Municipals


      Graphic material included in the Prospectus of Rochester Fund Municipals under the heading: "Annual Total Returns (Class A) (as of 12/31 each year)."

      A bar chart will be included in the Prospectus of Rochester Fund Municipals depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the last ten calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

      Calendar       Annual
      Year           Total
      Ended:         Returns
      12/31/90       7.33%
      12/31/91       12.79%
      12/31/92       11.20%
      12/31/93       14.60%
      12/31/94       -8.35%
      12/31/95       18.61%
      12/31/96       5.37%
      12/31/97       10.20%
      12/31/98       6.52%
      12/31/99       -5.51%

Rochester Fund Municipals

350 Linden Oaks, Rochester, New York 14624
1-800-525-7048

            Statement of Additional Information dated April 28, 2000
--------------------------------------------------------------------------------

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 28, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                                Page

            About the Fund
--------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks...2
     The Fund's Investment Policies.....................................2
     Municipal Securities...............................................3
     Other Investment Techniques and Strategies.........................24
     Investment Restrictions............................................32
How the Fund is Managed.................................................35
     Organization and History...........................................35
     Trustees and Officers of the Fund..................................36
     The Manager........................................................41
Brokerage Policies of the Fund..........................................43
Distribution and Service Plans..........................................44
Performance of the Fund.................................................48


            About Your Account
--------------------------------------------------------------------------------

How To Buy Shares.......................................................54
How To Sell Shares......................................................61
How to Exchange Shares..................................................65
Dividends and Taxes.....................................................68
Additional Information About the Fund...................................71


            Financial Information About the Fund
--------------------------------------------------------------------------------

Report of Independent Accountants.......................................72
Financial Statements ...................................................73


Appendix A: Municipal Bond Ratings Definitions..........................A-1
Appendix B: Industry Classifications....................................B-1
            Appendix C: Special Sales Charge Arrangements and Waivers...C-1
--------------------------------------------------------------------------------

            A B O U T  T H E  F U N D

     Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund can invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      The Fund is "diversified" with respect to 75% of its total assets. That means that as to 75% of its total assets, the Fund cannot invest more than 5% of its net assets in the securities of any one issuer (other than the U.S. government or its agencies and instrumentalities) and the Fund cannot own more than 10% of an issuer's voting securities. In applying its diversification policy with respect to the remaining 25% of its total assets not covered by that diversification requirement, the Fund will not invest more than 10% of its assets in the securities of any one issuer.

      |X| Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" bonds (including "industrial development" bonds). They may have fixed, variable or floating rates of interest, as described below, or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

o General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although  the  principal  security  for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

o Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Fund will purchase industrial revenue bonds only if the interest paid on the bonds is tax-exempt under the Internal Revenue Code. The Internal Revenue Code limits the types of facilities that may be financed with tax-exempt industrial revenue bonds and private-activity bonds (discussed below) and the amounts of these bonds that each state can issue.

      The Fund will not invest more than 5% of its assets in industrial development bonds for which the underlying credit is one business or one charitable entity. Additionally, the Fund will not invest more than 5% of its assets insecurities for which industrial users having less than three years' operating history are responsible for the payments of interest and principal on the securities.

o Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% of the proceeds or $5.0 million. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisors before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      The Fund intends to purchase only those private activity bonds on which the interest paid is exempt from federal income tax and New York State and New York City personal income taxes.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

o Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

o Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

o Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

o Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. If they are illiquid, their purchase by the Fund will be subject to the percentage limitations on the Fund's investments in illiquid securities described in the Prospectus and below in "Illiquid and Restricted Securities." The Fund may not invest more than 5% of its assets in unrated or illiquid municipal lease obligations. That limitation does not apply to a municipal lease obligation that the Manager has determined to be liquid under guidelines set by the Board of Trustees and that has received an investment grade rating from a nationally recognized rating organization .

Those Board guidelines require the Manager to evaluate, among other things:
o    the frequency of trades and price quotations for the obligation;
o the number of dealers willing to purchase or sell the securities and the number of potential buyers;
o    the willingness of dealers to undertake to make a market in the obligation;
o    the nature of the marketplace trades for the securities;
o the likelihood that the marketability of the obligation will continue while the Fund owns it; and
o the likelihood that the municipality will continue to appropriate funding for the leased property.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      To reduce the risk of "non-appropriation," the Fund will not invest more than 10% of its total assets in municipal leases that contain "non-appropriation" clauses. Also, the Fund will invest in leases with non-appropriation clauses only if certain conditions are met:

    o the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,
    o appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,
    o  the lease obligor has maintained good market acceptability in the past,
    o the investment is of a size that will be attractive to institutional investors, and
    o the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

      Municipal leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage or destruction of the leased property interferes with the lessee's use of the property. In some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve funds for lease payments.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will evaluate their credit quality and the likelihood of a continuing market for them.

      Subject to the foregoing percentage limitations on investments in Illiquid Securities, the Fund may invest in a tax-exempt lease only if the following requirements are met:
o the Fund must receive the opinion of issuer's legal counsel that the tax-exempt obligation will generate interest income that is exempt from federal and New York State income taxes; that legal counsel must be experienced in municipal lease transactions;
o the Fund must receive an opinion that, as of the effective date of the lease or at the date of the Fund's purchase of the obligation (if that occurs on a date other than the effective date of the lease), the lease is the valid and binding obligation of the governmental issuer;
o the Fund must receive an opinion of issuer's legal counsel that the obligation has been issued in compliance with all applicable federal and state securities laws;
o the Manager must perform its own credit analysis in instances where a credit rating has not been provided for the lease obligation by a national rating agency;
o if a particular exempt obligation is unrated and, in the opinion of the Manager, not of investment- grade quality, then at the time the Fund makes the investment the Manager must include the investment within the Fund's illiquid investments; it will also be subject to the Fund's overall limitation on investments in unrated tax-exempt leases.

      Municipal lease obligations are generally not rated by rating organizations. In those cases the Manager must perform its own credit analysis of the obligation. In those cases, the Manager generally will rely on current information furnished by the issuer or obtained from other sources considered by the Manager to be reliable.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Ratings Services and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Credit ratings typically evaluate the safety of municipal and interest payments, not market risk. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      After the Fund buys a municipal security, it may cease to be rated or its rating may be reduced below the minimum required to enable the Fund to buy it. Neither event requires the Fund to sell a security, but the Manager will consider those events in determining whether the Fund should continue to hold that security. If ratings given by Moody's, Standard & Poor's, or another rating organization change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a "AAA"-rated security.

      The rating definitions of Moody's, Standard & Poor's, Duff & Phelps and Fitch IBCA for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

o Special Risks of Lower-Grade Securities. Lower-grade securities, commonly called "junk bonds," may offer higher yields than securities rated in investment grade rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be more difficult to value and harder to sell at an acceptable price. These additional risks mean that the Fund might not receive the anticipated level of income from these securities, and the Fund's net asset value could be affected by declines in the value of lower-grade securities. However, because the added risk of lower-quality securities might not be consistent with the portion of the Fund's objective to seek preservation of capital, the Fund limits its investments in lower-quality securities to not more than 25% of its tax-exempt investments.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are considered investment grade, they may be subject to special risks and have some speculative characteristics. The Fund will not invest more than 5% of its assets in the securities of any one issuer if the securities are rated "B" or below by a national rating organization or are given a comparable rating by the Manager.

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based the State's Annual Information Statement, dated August 24, 1999, as supplemented on October 20, 1999 and as updated on February 3, 2000, and on publicly available official statements relating to offerings of the City of municipal securities on or prior to November 3, 1999, and it does not purport to be a complete description of the considerations contained therein. No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      |X| Factors Affecting Investments in New York State Securities. The forecast of the State's economy shows continued expansion during the 1999 and 2000 calendar years, with employment growth gradually slowing from the 1998 calendar year. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors are expected to post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be lower than in 1998. Personal income is expected to have recorded moderate gains in 1999. Wage growth in 1999 and 2000 is expected to have been slower than in the 1998 calendar year, because the recent robust growth in bonus payments has moderated.

      The forecast for continued growth, and any resultant impact on the State Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the current economic weakness in Asia. In addition, the State economic forecast could over- or under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

      The national economy has maintained a robust rate of growth with over 16.9 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

      The 1999-2000 Fiscal Year. The 1999-2000 State Plan projects a closing balance of $2.85 billion in the General Fund. As a result of the late budget, the State issued its Annual Information Statement and the first of the three required quarterly updates (the "First Quarterly Update") to the State Plan on August 24, 1999. The State issued its second quarterly update to the State Plan (the "Mid-Year Update") on October 29, 1999. The Mid-Year Update projected continued balance in the State's 1999-2000 Financial Plan with estimated receipts and transfers of $39.32 Billion, increased by $15 million as compared to the First Quarterly Update. The State also lowered its disbursement projections by $10 million, with total disbursements of $37.35 billion expected for the current fiscal year. The additional receipts and lower disbursements increased the State's projected cash-basis surplus by $25 million over the First Quarterly Update. The State earmarked the additional resources for the Contingency Reserve Fund. The State Plan projected a closing balance in the General Fund of $2.87 billion. The balance was comprised of $1.82 billion reserved to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund, $250 million in the Debt Reduction Reserve Fund, $132 million in the Contingency Reserve Fund (after the proposed deposit of $25 million) and $200 million in the Community Projects Fund.

      The State issued its Third Quarterly Update to the 1999-2000 Financial Plan on January 11, 2000, in conjunction with the release of the 2000-01 Executive Budget. On January 31, 2000, the Governor submitted amendments to his 2000-01 Executive Budget as permitted by law. Accordingly, the State published a revised Financial Plan on January 31, 2000 that reflects the impact of the Governor's amendments. The State revised the cash-basis 1999-2000 State Financial Plan on January 11, 2000, with the release of the 2000-01 Executive Budget. The State updated the Financial Plan on January 31, 2000 to reflect the Governor's amendments to his Executive Budget. After these changes, the Division of the Budget (the "DoB") now expects the State to close the 1999-2000 fiscal year with an available cash surplus of $758 million in the General Fund, an increase of $733 million over the surplus estimate in the Mid-Year Update. The larger projected surplus derives from $499 million in net higher projected receipts and $259 million in net lower estimated disbursements. The DoB revised both its projected receipts and disbursements based on a review of actual operating results through December 1999, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the year. The State plans to use the entire $758 million surplus to make additional deposits to reserve funds. At the close of the current fiscal year, the State expects to deposit $75 million from the surplus into the State's Tax Stabilization Reserve Fund. In the 2000-01 Executive Budget, as amended, the Governor is proposing to use the remaining $683 million from the 1999-2000 surplus to fully finance the estimated 2001-02 and 2002-03 costs of his proposed tax reduction package ($433 million) and to increase the Debt Reduction Reserve Fund ($250 million). Through the first nine months of 1999-2000, General Fund receipts, including transfers from other funds, have totaled $30.07 billion. General Fund disbursements, including transfers to other funds, totaled $25.19 billion over the same period.

      Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government have help to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

      o State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include:
      o  the General Fund,  which  receives all income not required by law to be deposited in another fund;
      o Special Revenue Funds, which receive most of the money the State gets from the federal government and other income the use of which is legally restricted to certain purposes;
      o Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain projects conducted by local governments or public authorities; and
      o Debt Service Funds, which are used for the accumulation of money for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

      2000-01 Fiscal Year (Executive Budget Forecast). The Governor presented his 2000-01 Executive Budget to the Legislature on January 10, 2000. The
Executive Budget contains financial projections for the State's 1999-2000 through 2002-03 fiscal years, a detailed explanation of receipts estimates and the economic forecast on which it is based, and a proposed Capital Program and Financing Plan for the 2000-01 through 2004-05 fiscal years. On January 31, 2000, the Governor submitted amendments to his Executive Budget, the most significant of which recommends eliminating all gross receipts taxes on energy providers. There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update.

      The 2000-01 Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General fund, after accounting for the transfer of available receipts from 1999-2000 to 2000-01. Under the Governor's Executive Budget, as amended, total General Fund receipts, including transfers from the other funds, are projected at $38.62 billion, an increase of $1.28 billion (3.4 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 2.3 percent to $37.93 billion, an increase of $869 million over 1999-2000. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $52.46 billion, an increase of $2.57 billion or
5.1 percent. Spending from All Governmental Funds is expected to grow by 5.5 percent, increasing by $4.0 billion to $76.82 billion.

      The economic forecast of the state has also been modified for 2000 and 2001 from the mid-year forecast to reflect a stronger-than-expected economy. Continued growth is projected for 2000 and 2001 for employment, wages, and personal income, although the growth in employment will moderate from the 1999 pace. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a large increase in financial sector bonus payments at the year's end. Personal income is projected to grow 5.5 percent in 2000 and 4.8 percent 2001. Total bonus payments are projected to increase by 11 percent in 2000 and
10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service, and banking sectors.

      Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in the international and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change, in any, or all, of the concepts that are forecasted may differ substantially and adversely from the outlook described.

o Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also dedicated revenues equal to one-quarter of the four-cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

      As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      |X| Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of December 31, 1998, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of all Authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X| Ratings of the State's Securities. S&P rates the State's general obligation bonds A, Moody's rates the State's general obligation bonds A2. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal securities in which the Fund invests.

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely, if, in the judgment of the agency originally establishing the rating, circumstances warrant. A downward revision or withdrawal of a ratings, could have an effect on the market price of the State municipal securities in which the Fund invests.

      |X| The State's General Obligation Debt. As of March 31, 1998, the State had approximately $4.74 billion in general obligation bonds outstanding including $185 million in bond anticipation notes. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $742.1 million for the 1998-99 fiscal year and are estimated to be $695 million for the State's 1999-2000 fiscal year.

      |X| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. These proceedings could affect adversely the financial condition of the State in the 1999-2000 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1999-2000 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1999-2000 State Plan. The General Purpose Financial Statements for the 1998-1999 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million is expected to be paid during the 1999-2000 fiscal year.

      In addition, the State is party to other claims and litigations that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1999-2000 fiscal year or thereafter.

      |X| Other Functions. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1999-2000 fiscal year.

      |X| Factors Affecting Investments in New York City Municipal Securities. The fiscal health of New York City (the "City") has a more significant effect on the fiscal health of the State than any other municipality. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real Gross City Product increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995. It improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current financial plan assumes that, after strong growth in 1998-1999 moderate economic growth will occur through calendar year 2003, with moderating job growth and wage increases.

      For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (referred to below as the "2000-2003 Financial Plan", or "Financial Plan").

      The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 2000 through 2003 contemplates the issuance of $7.449 billion of general obligation bonds and $3.35 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. In addition, it is currently expected that approximately $2.4 billion of bonds will be issued by the Tobacco Settlement Asset Securitization Corporation ("TSASC") and paid from revenues received from a settlement with leading tobacco companies. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. If TSASC is unable to issue bonds in the amount expected, the City will need to find another source of financing or substantially curtail or halt its capital program.

      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds, Finance Authority bonds and TSASC bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority, Finance Authority and TSASC bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City's Financial Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      |X| 1999 Modification and 2000-2003 Financial Plan. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP and projects gaps of $1.8 billion, $1.9 billion and $1.8 billion for the years 2001 through 2003, respectively. The Financial Plan takes into account an increase in projected tax revenues in fiscal years 2000 through 2003; projected resources in fiscal years 2000 through 2003, respectively, from the receipt by the City of funds from the settlement of litigation with the leading cigarette companies; a reduction in the assumed collection of projected rent payments for the City's airports and a delay in the receipt of such payments from fiscal year 2000 to fiscal year 2001; net increases in spending in fiscal years 2000 through 2003, including spending for Medicaid, education initiatives, anti-smoking programs, employee fringe benefit costs, and other agency programs. In addition, the Financial Plan includes a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.

      The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2000 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the Health and Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and state welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

      On July 14, 1999, the City Comptroller issued a report, which projected a surplus for fiscal year 2000 of between $223 million and $891 million. In addition, the report projected budget gaps of between $1.8 billion and $3.5 billion, $1.7 billion and $3.6 billion, and $1.7 billion and $4.1 billion in fiscal years 2001 through 2003, respectively. The report further noted that the City Comptroller's forecast is contingent on the continued growth of the City economy and that the fear of renewed inflationary pressures has created uncertainty in the bond market which may dampen economic growth in the future.

      The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that, in future years, State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants, which could have additional adverse effects on the City's cash flow or revenues.

      Various actions proposed in the City's Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      |X| Ratings of the City's Bonds. Moody's Investors Service, Inc. has rated the City's general obligation bonds "A3." Standard & Poor's Ratings Group has rated those bonds "A-." Fitch IBCA, Inc. has rated these bonds "A." Those ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to "BBB+." On July 16, 1998, Standard & Poor's revised its rating of City bonds upward to "A-." Moody's rating of City bonds was revised in February 1998 to "A3" from "Baal." On March 8, 1999, Fitch revised its rating of City bonds upward to "A."

      |X| The City's Outstanding Indebtedness. As of September 30, 1999, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.315 billion and $2.846 billion of outstanding net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

      |X| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims brought against the City are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. The 1999 Modification and 2000-2003 Financial Plan include provision for the payment of claims of $391 million, $393 million, $407 million, $429 million and $448 million for the 1999 through 2003 fiscal years, respectively. As of June 30, 1998, the City estimates its potential future liability for outstanding claims against it to be $3.5 billion.

      |X| Factors Affecting Investments in New York State Securities. The forecast of the State's economy shows continued expansion during the 1999 and 2000 calendar years, with employment growth gradually slowing from the 1998 calendar year. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors are expected to post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be lower than in 1998. Personal income is expected to have recorded moderate gains in 1999. Wage growth in 1999 and 2000 is expected to have been slower than in the 1998 calendar year, because the recent robust growth in bonus payments has moderated.

      The forecast for continued growth, and any resultant impact on the State Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the current economic weakness in Asia. In addition, the State economic forecast could over- or under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

      The national economy has maintained a robust rate of growth with over 16.9 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

      The State's General Fund (the major operating Fund of the State) was projected in the 1999-2000 New York State Financial Plan (referred to in this section as the "State Plan") to be balanced on a cash basis for the 1999-2000 fiscal year. Total receipts and transfers from other funds are projected to reach $38.81 billion an increase of over $2.03 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $37.14 billion, an increase of $524 million from the total disbursed in the prior fiscal year.

      Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      In  recent  years,  State  actions  affecting  the level of  receipts  and disbursements, the relative strength of the State and regional economy, and actions of the federal government have help to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.
      o State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include:
      o  the General Fund,  which  receives all income not required by law to be deposited in another fund;
      o Special Revenue Funds, which receive most of the money the State gets from the federal government and other income the use of which is legally restricted to certain purposes;
      o Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain projects conducted by local governments or public authorities; and
      o Debt Service Funds, which are used for the accumulation of money for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

o Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also dedicated revenues equal to one-quarter of the four-cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

      As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      |X| Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X| Ratings of the State's Securities. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from "A" to "A-" and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised its rating outlook assessment to "stable." On February 14, 1994, Standard & Poor's raised its outlook to "positive" and, on October 3, 1995, confirmed its A-rating. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt.

      On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from "A" to "Baa1." On October 2, 1995, Moody's reconfirmed its "A" rating of the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its "A2" rating of the State's general obligation long-term indebtedness.

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely, if, in the judgment of the agency originally establishing the rating, circumstances warrant. A downward revision or withdrawal of a ratings, could have an effect on the market price of the State municipal securities in which the Fund invests.

      |X| The State's General Obligation Debt. As of March 31, 1998, the State had approximately $4.74 billion in general obligation bonds outstanding. Principal and interest due on general obligation bonds were $742.1 million for the 1998-99 fiscal year and are estimated to be $695 million for the State's 1999-2000 fiscal year.

      |X| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal laws. These proceedings could affect adversely the financial condition of the State in the 1999-2000 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1999-2000 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1999-2000 Financial Plan.

      In addition, the State is party to other claims and litigations that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1999-2000 fiscal year or thereafter.

      |X| Other Functions. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1999-2000 fiscal year.

      |X| Factors Affecting Investments in New York City Municipal Securities. The fiscal health of New York City (the "City") has a more significant effect on the fiscal health of the State than any other municipality. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real Gross City Product increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995. It improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. The City's current financial plan assumes that, after strong growth in 1993-1998 moderate economic growth will occur through calendar year 2003, with moderating job growth and wage increases.

      For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (referred to below as the "2000-2003 Financial Plan", or "Financial Plan").

      The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2003 contemplates the issuance of $10.091 billion of general obligation bonds and $5.34 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. In addition, it is currently expected that approximately $2.8 billion of bonds will be issued by the Tobacco Settlement Asset Securitization Corporation ("TSASC") and paid from revenues received from a settlement with leading tobacco companies. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. If TSASC is unable to issue bonds in the amount expected, the City will need to find another source of financing or substantially curtail or halt its capital program.

      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority, Finance Authority and TSASC bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City's Financial Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      |X| 1999 Modification and 2000-2003 Financial Plan. The June 14, 1999 quarterly modification to the City's financial plan for fiscal year 1999 (referred to as the "1999 Modification") projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP. The Financial Plan for the 2000 through 2003 fiscal years, released on June 14, 1999, also projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP. The Financial Plan takes into account a projected decrease in tax revenues in fiscal years 2000 and 2001 and a projected increase in tax revenues in fiscal years 2002 and 2003, an increase in planned expenditures for health insurance and other agency spending increases. In addition, the Financial Plan includes proposed discretionary transfers in the fiscal year 1999 for debt service due in fiscal year 2000, in fiscal year 2000 for debt service due in fiscal year 2001, and in fiscal year 2001 for debt service due in fiscal year 2002. The Financial Plan also sets forth projections for the 2001 through 2003 fiscal years and projects gaps of $1.8 billion, $1.9 billion and $1.8 billion for the 2001 through 2003 fiscal years, respectively.

      The Financial Plan assumes that the Governor and the State Legislature approve extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in 2000, 2001, 2002 and 2003 fiscal years, respectively. It assumes collection of the projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively. A substantial portion of those collections may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or on the enforcement of the City's rights under the existing leases through pending legal actions. It also assumes State and federal approval of State and federal gap-closing actions proposed by the City and receipt of tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors that could have a material effect on the City.

      Various actions proposed in the City's Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      |X| Ratings of the City's Bonds. Moody's Investors Service, Inc. has rated the City's general obligation bonds "A3." Standard & Poor's Ratings Group has rated those bonds "A-." Fitch IBCA, Inc. has rated these bonds "A." Those ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to "BBB+." On July 16, 1998, Standard & Poor's revised its rating of City bonds upward to "A-." Moody's rating of City bonds was revised in February 1998 to "A3" from "Baal." On March 8, 1999, Fitch revised its rating of City bonds upward to "A."

      |X| The City's Outstanding Indebtedness. As of March 31, 1999, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.817 billion and $3.194 billion of outstanding net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

      |X| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. For the fiscal year ended on June 30, 1998, the City paid $386 million for judgments and claims. The 1999 Modification and 2000-2003 Financial Plan include provision for the payment of claims of $391 million, $393 million, $407 million, $429 million and $448 million for the 1999 through 2003 fiscal years, respectively. As of June 30, 1998, the City estimates its potential future liability for outstanding claims against it to be $3.5 billion.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. "Inverse floaters" are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. The Fund can invest up to 20% of its total assets in inverse floaters. Certain inverse floaters may be illiquid and therefore subject to the Fund's limitation on illiquid securities.

      To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund might invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

|X|   Options Transactions. The Fund can write (that is, sell) call options.
The Fund's call writing is subject to a number of restrictions:
(1)  Calls the Fund sells must be listed on a national securities exchange.
(2) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
(3) As an operating policy, no more than 5% of the Fund's net assets will be invested in options transactions.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

o Purchasing Calls and Puts. The Fund may buy calls only to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities exchange. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets. The Fund may not sell puts other than puts it has previously purchased, to close out a position.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

o Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

o Regulatory Aspects of Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

   |X| When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" or "forward commitment" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund can invest without limit in zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities it purchases in order to enhance portfolio liquidity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an ongoing basis.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The  Fund  may  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

      |X| Borrowing for Leverage. As a fundamental policy, the Fund may borrow up to 5% of its total assets from banks on an unsecured basis for temporary and emergency purposes or to purchase additional portfolio securities. Borrowing to purchase portfolio securities is a speculative investment technique known as "leveraging." This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner required under applicable provisions of the Investment Company Act. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within 3 days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      The Fund has entered into an agreement enabling it to participate with either OppenheimerFunds in an unsecured line of credit with a bank. Interest is charged to each fund based on its respective borrowings. The Fund pays a commitment fee equal to its pro rata share of the average amortized amount of the credit line. This fee is described in the notes to the Financial Statements at the end of this Statement of Additional Information.

      |X| Investing in Other Investment Companies. The Fund can invest on a short-term basis up to 5% of its net assets in other investment companies that have an objective similar to the Fund's objective. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it attempts to invest 100% of its assets in tax-exempt securities under normal market conditions. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax-exempt income to its shareholders. Taxable investments include, for example, options, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

      |X| Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 50%.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

o The Fund cannot borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to meet that asset coverage requirement. To reduce its borrowings, the Fund might have to sell investments at a time when it would be disadvantageous to do so. Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.

o The Fund cannot buy any securities on margin or sell any securities short.

o The Fund cannot lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

o    The Fund cannot act as underwriter of securities issued by other persons.
     A permitted exception is if the Fund technically is deemed to be an underwriter under the federal securities laws in connection with the disposition of its portfolio securities.

o The Fund cannot purchase the securities of any issuer that would result in the Fund owning more than 10% of the voting securities of that issuer.

o The Fund cannot purchase securities from or sell them to its officers and trustees, or any firm of which any officer or trustee is a member, as principal. However, the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission. The Fund cannot retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment advisor, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of those securities.

o The Fund cannot acquire, lease or hold real estate, except as may be necessary or advisable for the maintenance of its offices or to enable the Fund to take appropriate such action in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund's portfolio.

o The Fund cannot invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange. The Fund can also purchase call options (and sell put options) to the extent necessary to close out call options it previously wrote or put options it previously purchased.

o The Fund cannot invest in companies for the purpose of exercising control or management.

o The Fund cannot invest more than 25% of its total assets in securities of issuers of a particular industry. For the purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of an industry. However, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this 25% limitation.

o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchases agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified," as defined in the Investment Company Act, with respect to 75% of its total assets, and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth above. Under the Investment Company Act's requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its net assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) nor can it own more than 10% of an issuer's voting securities.

      In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

      For the purposes of the Fund's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus and this Statement of Additional Information, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy. Bonds which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the Fund's policy not to concentrate.

      Subject to the limitations stated above, from time to time the Fund may increase the relative emphasis of its investments in a particular segment of the municipal securities market above 25% of its net assets. For example, these might include, among others, general obligation bonds, pollution control bonds, hospital bonds, or any other segment of the municipal securities market as listed in Appendix A to this Statement of Additional Information. To the extent it does so, the Fund's exposure to market risks from economic, business, political or other changes affecting one bond in a particular segment (such as proposed legislation affecting the financing of a project or decreased demand for a type of project) might also affect other bonds in the same.

      |X| Non-Fundamental Investment Restrictions. The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that:

o The Fund may not acquire more than 3% of the voting securities issued by any one investment company. An exception is if the acquisition results from a dividend or a merger, consolidation or other reorganization. Also, the Fund cannot invest more than 5% of its assets in securities issued by any one investment company or invest more than 5% of the Fund's assets in securities of other investment companies.

o For purposes of the Fund's investment restriction as to concentration described above, its policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.


            How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund is organized as a Massachusetts business trust.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and
o     votes as a class on matters that affect that class alone.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

            Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the other Trustees are also trustees or directors of the following Oppenheimer funds:1
1 Mr. Cannon is only a Trustee of the Fund as well as Limited Term New York Municipal Fund and Oppenheimer Convertible Securities Fund.

Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest For Value Funds, a series fund having the following series:
   Oppenheimer Quest Small Cap Value Fund,
   Oppenheimer Quest Balanced Value Fund, and
   Oppenheimer Quest Opportunity Value Fund,
Oppenheimer Quest Global Value Fund, Inc.,
Oppenheimer Quest Capital Value Fund, Inc.,
Rochester Portfolio Series, a series fund having one series:
     Limited-Term New York Municipal Fund,
Bond Fund Series, a series fund having one series:
     Oppenheimer Convertible Securities Fund,
Rochester Fund Municipals, and
Oppenheimer MidCap Fund

            Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other Quest/Rochester-based Oppenheimer funds as with the Fund. As of April 3, 2000, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Bridget A. Macaskill*, Chairman of the Board of Trustees and President; Age: 51 Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995), (both are transfer agent subsidiaries of the Manager); President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc., an investment advisory subsidiary of the Manager (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc, off-shore investment companies managed by the Manager; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

John Cannon, Trustee; Age: 70
620 Sentry Parkway West Suite 220, Blue Bell, PA 19422
Independent Consultant; Chief Investment Officer, CDC Associates, a registered investment advisor; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, (1995 - present); formerly Chairman and Treasurer, CDC Associates, (1993 - February 1996); prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment advisor, (1976 - 1991); Senior Vice President AMA Investment Advisers, Inc., (1991 - 1993).

Paul Y. Clinton, Trustee; Age: 69
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.

Thomas W. Courtney, Trustee; Age 66
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee; Age: 66
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Lacy B. Herrmann, Trustee; Age: 70
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and advisor to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-advisor and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Trustee; Age: 85
51 Herrick Road, Sharon, Connecticut 06069
Private Investor. Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies.

Ronald H. Fielding, Vice President; Age: 51
350 Linden Oaks, Rochester, NY 14625
Senior Vice President (since January 1996) of the Manager; Chairman of the Rochester Division of the Manager (since January 1996); an officer and portfolio manager of other Oppenheimer funds; prior to joining the Manager in January 1996, he was President and a director of Rochester Capital Advisors, Inc. (1993
- 1995), the Fund's prior investment advisor, and of Rochester Fund Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 - 1995), Oppenheimer Convertible Securities Fund (1986 - 1995) and Rochester Fund Municipals (1986 - 1995); President and a director of Rochester Tax Managed Fund, Inc. (1982 - 1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

Andrew J. Donohue, Secretary; Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc., the Fund's Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial
Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995), , an investment advisory subsidiary of the Manager; President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer; Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert Bishop, Assistant Treasurer; Age: 41
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Adele A. Campbell, Assistant Treasurer; Age 36
350 Linden Oaks, Rochester, New York 14625
Assistant Vice President of the Manager (1996-Present); Formerly Assistant Vice President of Rochester Fund Services, Inc. (1994 - 1996), Assistant Manager of Fund Accounting, Rochester Fund Services (1992 - 1994), Audit Manager for Price Waterhouse, LLP (1991 - 1992).

Scott T. Farrar, Assistant Treasurer; Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      |X| Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended December 31, 1999. The table below also shows the total compensation from all of the Oppenheimer funds listed above (referred to as the "Oppenheimer Quest/Rochester Funds"), including the compensation from the Fund. That amount represents compensation received as a director or trustee or member of a committee of the Board during the calendar year 1999.

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                                                           Total Compensation
                    Aggregate           Retirement         From all
                    Compensation        Benefits Accrued   Oppenheimer
                    ------------------- as Part of Fund    Quest/Rochester
Trustee's Name      From Fund1          Expenses           Funds (10 Funds)2
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John Cannon               $37,609             $9,189            $28,4393
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Paul Y. Clinton          $114,003            $85,584            $140,1903
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Thomas W. Courtney        $93,368            $64,948            $140,1903
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Robert G. Galli           $28,420               $0              $176,2154
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Lacy B. Herrmann         $127,312            $98,892            $139,2903
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George Loft              $121,664            $93,245            $140,1903
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1. Aggregate compensation from the Fund includes fees and any retirement plan benefits accrued for a Trustee.
2. For the 1999 calendar year.
3. Total compensation for the 1999 calendar year includes compensation from 12 funds for which OpCap Advisors served as the investment advisor. Each series of an investment company is considered a separate "fund" for this purpose.
4. Total compensation for the 1999 calendar year also includes compensation received for serving as trustee or director of 24 other Oppenheimer funds.

   |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of April 3, 2000, the only person who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class Y shares was:

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which owned 23,785,458.996 Class A shares (approximately 12%of the Class A shares then outstanding); 5,330,997.537 Class B shares (approximately 13% of the Class B shares then outstanding; and 2,777,984.497 Class C shares (approximately 22% of the Class C shares then outstanding), for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions on its part with respect to any of its duties under the agreement. The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor.

o Accounting and Record-Keeping Services. The Manager provides accounting and record-keeping services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares.

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                                                Accounting and Administrative
Fiscal Year   Management Fee Paid to                Services Fee Paid to
Ended 12/31        OppenheimerFunds, Inc.          OppenheimerFunds, Inc.
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    1997                $12,249,672                       $778,253
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    1998                $16,898,272                      $1,082,541
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    1999                $20,655,696                      $1,327,586
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            Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.


            Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

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          Aggregate     Class A
          Front-End     Front-End    Commissions    Commissions  Commissions
Fiscal    Sales         Sales        on Class A     on Class B   on Class C
Year      Charges       Charges      Shares         Shares       Shares
Ended     on Class A    Retained by  Advanced by    Advanced by  Advanced by
12/31:    Shares        Distributor  Distributor1   Distributor1 Distributor1
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  1997     $15,588,173   $2,324,962     $577,976     $6,618,261    $478,210
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  1998     $19,163,247   $2,805,718    $1,933,360   $12,869,741   $1,286,192
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  1999     $15,666,528   $2,234,617    $2,064,409   $13,060,682   $1,290,419
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1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

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             Class A Contingent    Class B Contingent    Class C Contingent
             Deferred Sales        Deferred Sales        Deferred Sales
Fiscal Year  Charges Retained by   Charges Retained by   Charges Retained by
Ended 12/31: Distributor           Distributor           Distributor
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    1999           $308,596             $2,142,722             $163,332
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Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.
2 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

    Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees currently limits aggregate payments under the Class A plan to 0.15% of average daily net assets.

      |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate currently not to exceed 0.15% of the average daily net assets of Class A shares held in accounts of the service provider or their customers.

      For the fiscal year ended December 31, 1999, payments under the Plan for Class A shares totaled $5,198,680, all of which was paid by the Distributor to recipients. That amount included $34,603 paid to an affiliate of the
Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X| Class B and Class C Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. The types of services that recipients provide are similar to the services provided under the Class A plan, described above.

      The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o  employs personnel to support distribution of Class B and Class C shares, and
o  bears the costs of sales literature, advertising and prospectuses (other than
   those  furnished  to  current   shareholders)   and  state  "blue  sky"
   registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B plan allows for the carry-forward of unreimbursed distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

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     Distribution Fees Paid to the Distributor for the Year Ended 12/31/99
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                                                                   Distributor's
                                            Distributor's       Unreimbursed
              Total          Amount         Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
Class:        Under Plan     Distributor    Expenses Under Plan of Class
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Class B Plan    $6,346,313    $5,705,7451       $29,900,996          4.44%
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Class C Plan    $2,211,014    $1,432,7992       $3,167,350           1.44%
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1.    Includes $2,395 paid to an affiliate of the Distributor's parent company.
2.    Includes $4,928 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If a plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor to compensate it for its expenses incurred for distributing shares before the plan was terminated. All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.


            Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions. o An investment in the Fund is not insured by the FDIC or any other government agency.
o The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis. o When an investor's shares are redeemed, they may be worth more or less than their original cost.
o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)

The symbols above represent the following factors:
    a =  dividends and interest earned during the 30-day period.
    b =  expenses accrued for the period (net of any expense assumptions).
    c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
    d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

oTax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal taxable income (the net amount subject to federal income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

--------------------------------------------------------------------------------
                  The Fund's Yields for the 30-Day Periods Ended 12/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                         Tax-Equivalent Yield
                                                           (43.74% Combined
Class of                                                       Federal/
Shares      Standardized Yield      Dividend Yield      New York Tax Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without     After      Without    After                   After
          Sales       Sales      Sales      Sales      Without      Sales
          Charge      Charge     Charge     Charge     Sales Charge Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A      5.10%      4.85%      6.22%      5.93%       8.44%        8.03%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B      4.22%       N/A       5.19%       N/A        6.99%         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C      4.24%       N/A       5.21%       N/A        7.02%         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y1      N/A        N/A        N/A        N/A         N/A          N/A
--------------------------------------------------------------------------------
 1 Inception of Class Y shares: 4/28/00.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge on Class Y shares.

o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return

o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
                    The Fund's Total Returns for the Periods Ended 12/31/99
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           Cumulative Total
          Returns (10 Years
Class of  or Life-of-Class,  Average Annual Total Returns
Shares         if Less)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                    5-Years           10-Years
                                                      (or               (or
                                               Life-of-Class,     Life-of-Class,
                                  1-Year           if Less)           if Less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        After     Without  After    Without  After    Without   After    Without
        Sales     Sales    Sales    Sales    Sales    Sales     Sales    Sales
        Charge    Charge   Charge   Charge   Charge   Charge    Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A1   86.67%    95.99%   -9.99%   -5.51%   5.72%   6.75%    6.44%    6.96%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B    4.82%2    7.64%2  -10.73%   -6.27%   1.70%2   2.67%2     N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C    7.60%3    7.60%3   -7.21%   -6.32%   2.66%3   2.66%3     N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y4     N/A      N/A      N/A      N/A      N/A       N/A      N/A      N/A
--------------------------------------------------------------------------------
1. Inception of Class A:      5/15/86.
2. Inception of Class B:      3/17/97.
3. Inception of Class C:      3/17/97.
4. Inception of Class Y:      4/28/00.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

|X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

o Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond funds category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

            A B O U T  Y O U R  A C C O U N T


            How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives federal funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Main Street Growth & Income Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Income Fund
Oppenheimer MidCap Fund
Oppenheimer Champion Income Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Municipal Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Discovery Fund
Oppenheimer Quest Balanced Value Fund
Oppenheimer Quest  Capital  Value Fund, Inc.
Oppenheimer Emerging Technologies Fund
Oppenheimer Quest  Global  Value  Fund, Inc,
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Global Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Growth & Income Fund
Oppenheimer Real Asset Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund
Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Insured Municipal Fund
Oppenheimer Trinity Core Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Trinity Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Trinity Value Fund
Oppenheimer International Growth Fund
Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund
Oppenheimer World Bond Fund
Oppenheimer Large Cap Growth Fund
Limited-Term New York Municipal Fund

Rochester Fund Municipals
and the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.
      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares  acquired  by  exchange of either
      (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
      (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge. 6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor ) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

            Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares.

Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
     (1) debt  instruments  that  have a  maturity  of more  than 397 days  when issued,
     (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
     (3) non-money  market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o    The  following   securities  are  valued  at  cost,   adjusted  for
     amortization of premiums and accretion of discounts:
     (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
     (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts and calls are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put or call is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


            How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures for redeeming.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:
(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)       for  accounts  for  corporations,   partnerships,  trusts  and  other
          entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
   o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
   o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.)

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

            How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.
o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market
         Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o Class X shares of this Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


            Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures; and
(4) any excess of net short-term capital gain over net long-term capital loss, and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute at least 98% of the sum of its taxable investment income earned from January 1 through December 31 of that year and its net capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or other distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.


            Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian bank of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund for the year ending December 31, 2000. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates. PricewaterhouseCoopers LLP were the independent accountants of the Fund, including audits of the financial statements and other related audit services for the year ended December 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
ROCHESTER FUND MUNICIPALS

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rochester Fund Municipals (the
Fund) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
January 24, 2000

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
 $   2,900,000      Chautauqua County IDA (Jamestown Devel. Corp.)
5.250 %        08/01/2028         $      2,459,809
     1,580,000      Chautauqua County IDA (Jamestown Devel. Corp.)
7.125          11/01/2008                1,496,323
     3,395,000      Chautauqua County IDA (Jamestown Devel. Corp.)
7.125          11/01/2018                3,137,591
     9,800,000      Chemung County IDA (St. Joseph's Hospital)
6.000          01/01/2013                8,984,150
    10,165,000      Chemung County IDA (St. Joseph's Hospital)
6.350          01/01/2013                9,504,377
     4,910,000      Chemung County IDA (St. Joseph's Hospital)
6.500          01/01/2019                4,483,910
     1,000,000      Clifton Park Water Authority
5.000          10/01/2029                  839,600
     1,960,000      Clifton Springs Hospital & Clinic
7.650          01/01/2012                2,032,108
     4,075,000      Clifton Springs Hospital & Clinic
8.000          01/01/2020                4,233,599
        35,000      Cohoes GO
6.200          03/15/2012                   33,471
        25,000      Cohoes GO
6.200          03/15/2013                   23,643
        25,000      Cohoes GO
6.250          03/15/2014                   23,465
        25,000      Cohoes GO
6.250          03/15/2015                   23,359
        25,000      Cohoes GO
6.250          03/15/2016                   23,083
       530,000      Columbia County IDA (ARC)
7.750          06/01/2005                  552,695
     2,650,000      Columbia County IDA (ARC)
8.650          06/01/2018                2,845,517
       520,000      Columbia County IDA (Berkshire Farms)
6.900          12/15/2004                  530,962
     1,855,000      Columbia County IDA (Berkshire Farms)
7.500          12/15/2014                1,934,839
        30,000      Cortland County IDA (Paul Bunyon Products)
8.000          07/01/2000                   30,293
     3,500,000      Dutchess County IDA (Bard College)
7.000          11/01/2017                3,665,900
     1,000,000      Dutchess County Res Rec (Solid Waste)
5.450          01/01/2014                  976,390
     1,700,000      Dutchess County Res Rec (Solid Waste)
6.800          01/01/2010 (p)            1,825,970
     1,805,000      Dutchess County Res Rec (Solid Waste)
7.000          01/01/2010 (p)            1,947,884
     1,540,000      Dutchess County Water & Wastewater Authority
0.000          06/01/2025                  304,489
     1,540,000      Dutchess County Water & Wastewater Authority
0.000          06/01/2026                  284,946
     1,000,000      Dutchess County Water & Wastewater Authority
0.000          06/01/2027                  173,400
     2,000,000      East Rochester Hsg. Authority (Linden Knoll)
5.350          02/01/2038                1,757,740
     3,125,000      East Rochester Hsg. Authority (St. John's Meadows)
5.250          08/01/2038                2,687,375
     3,250,000      East Rochester Hsg. Authority (St. John's Meadows)
5.675          08/01/2022                3,094,260
     4,250,000      East Rochester Hsg. Authority (St. John's Meadows)
5.700          08/01/2027                4,017,142
     4,095,000      East Rochester Hsg. Authority (St. John's Meadows)
5.950          08/01/2027                3,700,324
        25,000      Elmira HDC
7.500          08/01/2007                   25,280
     3,320,000      Erie County IDA (Affordable Hospitality) (b)
9.250          12/01/2015                3,075,980
     1,175,000      Erie County IDA (Air Cargo)
8.250          10/01/2007                1,203,376
     2,380,000      Erie County IDA (Air Cargo)
8.500          10/01/2015                2,487,838
    41,500,000      Erie County IDA (Canfibre Lackawanna)
9.050          12/01/2025               43,965,100
        25,000      Erie County IDA (Episcopal Church Home)
5.875          02/01/2018                   21,524
     9,050,000      Erie County IDA (Episcopal Church Home) (w)
6.000          02/01/2028                7,646,254
     3,230,000      Erie County IDA (Medaille College)
8.000          12/30/2022                3,415,531
     2,655,000      Erie County IDA (Mercy Hospital)
6.250          06/01/2010                2,473,982
     1,850,000      Essex County IDA (International Paper Co.)
5.500          08/15/2022                1,599,861
     5,720,000      Franklin County IDA (Adirondack Medical Center)
5.500          12/01/2029                5,054,650
     4,245,000      Franklin County SWMA
6.250          06/01/2015                4,118,244
       535,000      Geneva IDA (Finger Lakes Cerebral Palsy)
8.250          11/01/2004                  558,882
     1,000,000      Geneva IDA (Finger Lakes Cerebral Palsy)
8.500          11/01/2016                1,047,470
       890,000      Glen Cove IDA (SLCD)
6.875          07/01/2008                  866,860
     3,775,000      Glen Cove IDA (SLCD)
7.375          07/01/2023                3,552,539
    16,855,000      Glen Cove IDA (The Regency at Glen Cove)
0.000          10/15/2019 (p)            4,596,527
     1,055,000      Glen Cove IDA (The Regency at Glen Cove)
0.000          10/15/2019                  287,709
     2,375,000      Grand Central BID (Grand Central District Management)
5.250          01/01/2022                2,081,569
     2,015,000      Groton Community Health Care Center
7.450          07/15/2021                2,207,050
       735,000      Hamilton EHC (Hamilton Apartments)
11.250          01/01/2015                  761,658
     6,175,000      Hempstead IDA (Engel Burman Senior Hsg.)
6.250          11/01/2010                5,819,814
    18,825,000      Hempstead IDA (Engel Burman Senior Hsg.)
6.750          11/01/2024               17,366,439

                          10 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    4,810,000      Hempstead IDA (Franklin Hospital Medical Center)
5.750 %        11/01/2008         $      4,454,397
     9,375,000      Hempstead IDA (Franklin Hospital Medical Center)
6.375          11/01/2018                8,332,781
     6,355,000      Hempstead IDA (South Shore Y JCC)
6.750          11/01/2024                5,880,154
       525,000      Herkimer County IDA (Burrows Paper)
7.250          01/01/2001                  526,659
    14,440,000      Herkimer County IDA (Burrows Paper)
8.000          01/01/2009               15,067,562
       430,000      Herkimer Hsg. Authority
7.150          03/01/2011                  438,019
        60,000      Hsg. NY Corp.
5.500          11/01/2020                   54,922
     3,595,000      Hsg. NY Corp.
5.500          11/01/2020                3,310,420
       990,000      Hudson IDA (Have)
8.125          12/01/2017                1,024,551
     1,300,000      Hudson IDA (Wittcomm)
7.125          11/01/2009                  906,750
     1,000,000      Huntington Hsg. Authority (GJSR)
6.000          05/01/2029                  863,880
     2,500,000      Huntington Hsg. Authority (GJSR)
6.000          05/01/2039                2,120,125
       935,000      Islip IDA (Leeway School)
9.000          08/01/2021                  977,524
        50,000      Islip IDA (WJL Realty)
7.800          03/01/2003                   50,931
       100,000      Islip IDA (WJL Realty)
7.850          03/01/2004                  102,057
       100,000      Islip IDA (WJL Realty)
7.900          03/01/2005                  102,058
       500,000      Islip IDA (WJL Realty)
7.950          03/01/2010                  510,875
     2,000,000      Islip Res Rec
6.500          07/01/2009                2,173,200
     3,000,000      Kenmore Hsg. Authority (SUNY at Buffalo)
5.500          08/01/2024                2,686,320
       410,000      L.I. Power Authority
5.125          12/01/2022                  358,922
    14,900,000      L.I. Power Authority
5.250          12/01/2026               13,120,940
     6,800,000      L.I. Power Authority
5.500          12/01/2029                6,050,300
    21,000,000      L.I. Power Authority RITES (a)
0.567 (f)      12/01/2022               10,535,280
     5,905,000      L.I. Power Authority RITES (a)
0.579 (f)      12/01/2022                2,962,420
    12,500,000      L.I. Power Authority RITES (a)
1.079 (f)      12/01/2026                6,530,000
    13,000,000      L.I. Power Authority RITES (a)
2.057 (f)      12/01/2029                8,563,880
    11,250,000      L.I. Power Authority RITES (a)
4.300 (f)      12/01/2029                7,411,050
     2,650,000      Lockport HDC
6.000          10/01/2018                2,570,023
       100,000      Lowville GO
7.200          09/15/2005                  109,090
        75,000      Lowville GO
7.200          09/15/2007                   82,947
       100,000      Lowville GO
7.200          09/15/2012                  113,749
       100,000      Lowville GO
7.200          09/15/2013                  113,447
       100,000      Lowville GO
7.200          09/15/2014                  113,223
     5,350,000      Lyons Community Health Initiatives Corp.
6.800          09/01/2024                5,493,487
     4,585,000      Macleay Hsg. Corp. (Larchmont Woods)
8.500          01/01/2031                4,781,055
     1,805,000      Madison County IDA (Oneida Healthcare Center)
6.100          07/01/2014                1,663,903
     2,475,000      Mechanicsville HDC
6.900          08/01/2022                2,516,258
       190,000      Middleton IDA (Flanagan Design & Display)
7.000          11/01/2006                  181,456
       690,000      Middleton IDA (Flanagan Design & Display)
7.500          11/01/2018                  631,736
       905,000      Middleton IDA (Fleurchem)
8.000          12/01/2016                  943,653
     3,955,000      Middletown IDA (Southwinds Retirement Home)
6.375          03/01/2018                3,575,241
     3,740,000      Middletown IDA (Southwinds Retirement Home)
8.375          03/01/2018 (p)            4,176,159
       660,000      Middletown IDA (YMCA)
6.250          11/01/2009                  618,644
     1,255,000      Middletown IDA (YMCA)
7.000          11/01/2019                1,149,078
        75,000      Monroe County Airport Authority (GRIA)
7.250          01/01/2019                   76,500
       415,000      Monroe County COP
8.050          01/01/2011                  422,375
     4,260,000      Monroe County IDA (Al Sigl Center)
6.600          12/15/2017                3,983,100
     1,590,000      Monroe County IDA (Al Sigl Center)
7.250          12/15/2015                1,595,183
     3,080,000      Monroe County IDA (Brazill Merk)
7.900          12/15/2014                3,190,634
       900,000      Monroe County IDA (Canal Ponds)
7.000          06/15/2013                  951,768
        10,000      Monroe County IDA (Cohber Press)
7.550          12/01/2001                   10,018
        10,000      Monroe County IDA (Cohber Press)
7.650          12/01/2002                   10,181
        10,000      Monroe County IDA (Cohber Press)
7.700          12/01/2003                   10,185
       170,000      Monroe County IDA (Cohber Press)
7.850          12/01/2009                  173,669

                          11 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,265,000      Monroe County IDA (Collegiate Hsg. Foundation - RIT)
5.375 %        04/01/2029         $      1,077,742
     2,074,584      Monroe County IDA (Cottrone Devel.)
9.500          12/01/2010                2,164,248
       950,000      Monroe County IDA (Dayton Rogers Manufacturing)
6.100          12/01/2009                  906,461
     5,750,000      Monroe County IDA (DePaul Community Facilities)
5.950          08/01/2028                5,053,732
       880,000      Monroe County IDA (DePaul Community Facilities)
6.450          02/01/2014                  924,959
     1,285,000      Monroe County IDA (DePaul Community Facilities)
6.500          02/01/2024                1,302,090
     4,485,000      Monroe County IDA (DePaul Properties)
6.150          09/01/2021                4,120,863
       260,000      Monroe County IDA (DePaul Properties)
8.300          09/01/2002                  275,564
     4,605,000      Monroe County IDA (DePaul Properties)
8.800          09/01/2021                4,986,432
    14,565,000      Monroe County IDA (Genesee Hospital)
7.000          11/01/2018               12,837,300
     1,000,000      Monroe County IDA (Jewish Home)
6.875          04/01/2017                  954,760
     4,945,000      Monroe County IDA (Jewish Home)
6.875          04/01/2027                4,658,882
       545,000      Monroe County IDA (Machine Tool Research)
7.750          12/01/2006                  539,452
       600,000      Monroe County IDA (Machine Tool Research)
8.000          12/01/2011                  582,498
       300,000      Monroe County IDA (Machine Tool Research)
8.500          12/01/2013                  295,956
     1,345,000      Monroe County IDA (Melles Groit)
9.500          12/01/2009                1,362,700
     1,790,000      Monroe County IDA (Morrell/Morrell)
7.000          12/01/2007                1,794,010
       500,000      Monroe County IDA (Nazareth College)
5.250          04/01/2023                  446,090
     4,330,000      Monroe County IDA (Piano Works)
7.625          11/01/2016                4,488,911
     2,625,000      Monroe County IDA (Roberts Wesleyan College)
6.700          09/01/2011                2,652,982
     3,075,000      Monroe County IDA (St. John Fisher College)
5.375          06/01/2024                2,696,683
     1,215,000      Monroe County IDA (St. Joseph's Parking Garage)
7.000          11/01/2008                1,152,500
     4,345,000      Monroe County IDA (St. Joseph's Parking Garage)
7.500          11/01/2022                3,954,341
     7,420,000      Monroe County IDA (The Children's Beverage Group)
8.750          11/01/2010                7,375,925
       915,000      Monroe County IDA (Volunteers of America)
5.700          08/01/2018                  816,720
     2,710,000      Monroe County IDA (Volunteers of America)
5.750          08/01/2028                2,358,730
       400,000      Monroe County IDA (West End Business)
6.750          12/01/2004                  403,444
        95,000      Monroe County IDA (West End Business)
6.750          12/01/2004                   95,818
        55,000      Monroe County IDA (West End Business)
6.750          12/01/2004                   55,474
     1,375,000      Monroe County IDA (West End Business)
8.000          12/01/2014                1,444,960
       345,000      Monroe County IDA (West End Business)
8.000          12/01/2014                  362,554
       170,000      Monroe County IDA (West End Business)
8.000          12/01/2014                  178,650
       515,000      Monroe County IDA (West End Business)
8.000          12/01/2014                  541,203
       465,000      Monroe HDC (Multifamily Hsg.)
7.000          08/01/2021                  474,639
     5,860,000      Montgomery County IDA (ASMF) (a) (b) (c)
7.250          01/15/2019                4,049,260
       970,000      Montgomery County IDA (New Dimensions in Living)
8.900          05/01/2016                1,007,830
       495,000      Mt. Vernon IDA (Meadowview)
6.150          06/01/2019                  438,233
     2,500,000      Mt. Vernon IDA (Meadowview)
6.200          06/01/2029                2,152,800
     3,800,000      MTA Dedicated Tax Fund RITES (a)
0.079 (f)      04/01/2023                1,642,968
    10,000,000      MTA IVRC (a)
4.863 (f)      06/15/2029               10,100,000
     9,400,000      MTA YCR (a)
6.933 (f)      07/01/2013                8,834,308
     3,000,000      MTA YCR (a)
6.933 (f)      07/01/2022                2,579,820
    12,500,000      MTA, Series B
4.750          07/02/2026               10,142,375
        50,000      MTA, Series J
5.500          07/01/2022                   46,498
       802,824      Municipal Assistance Corp. for Troy, NY
0.000          07/15/2021                  215,510
     1,218,573      Municipal Assistance Corp. for Troy, NY
0.000          01/15/2022                  315,927
     2,725,000      Nassau County IDA (ACLDD)
8.125          10/01/2022                2,850,595
     2,290,000      Nassau County IDA (NSCFGA)
6.750          05/01/2024                2,115,273
     3,900,000      Nassau County IDA (NY Institute of Technology)
6.150          03/01/2029                3,446,781
       245,000      Nassau County IDA (RJS Scientific)
8.050          12/01/2005                  256,118
     2,700,000      Nassau County IDA (RJS Scientific)
9.050          12/01/2025                2,956,986
     2,850,000      Nassau County IDA (Sharp International)
7.375          12/01/2007                2,080,500
     1,810,000      Nassau County IDA (Sharp International)
7.375          12/01/2007                1,321,300
     2,610,000      Nassau County IDA (Sharp International)
7.875          12/01/2012                1,905,300

                          12 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,650,000      Nassau County IDA (Sharp International)
7.875 %        12/01/2012         $      1,204,500
     2,050,000      Nassau County IDA (United Cerebral Palsy) (w)
6.250          11/01/2014                2,003,301
    25,000,000      Nassau County IDA (Westbury Senior Living) (w)
7.900          11/01/2031               25,019,750
     1,715,000      Nassau County Tobacco Settlement Corp.
6.250          07/15/2019                1,661,441
     3,295,000      Nassau County Tobacco Settlement Corp.
6.250          07/15/2020                3,185,935
     2,040,000      Nassau County Tobacco Settlement Corp.
6.250          07/15/2021                1,966,397
     4,900,000      Nassau County Tobacco Settlement Corp.
6.300          07/15/2021                4,734,282
     1,320,000      Nassau County Tobacco Settlement Corp.
6.300          07/15/2022                1,276,084
    29,885,000      Nassau County Tobacco Settlement Corp.
6.400          07/15/2033               28,444,543
    21,070,000      Nassau County Tobacco Settlement Corp.
6.500          07/15/2027               20,447,592
    26,685,000      Nassau County Tobacco Settlement Corp.
6.600          07/15/2039               25,802,527
        20,000      New Hartford HDC (Village Point)
7.375          01/01/2024                   20,662
     1,485,000      New Hartford Sunset Wood Project
5.950          08/01/2027                1,439,945
    13,010,000      New Rochelle IDA (College of New Rochelle)
5.250          07/01/2027               11,019,340
     3,500,000      New Rochelle IDA (College of New Rochelle)
5.500          07/01/2019                3,197,285
     3,000,000      New Rochelle IDA (College of New Rochelle)
6.750          07/01/2022                3,195,810
     4,950,000      Newark-Wayne Community Hospital
5.875          01/15/2033                4,675,275
     2,290,000      Newark-Wayne Community Hospital
7.600          09/01/2015                2,377,799
       185,000      Newburgh GO
7.100          09/15/2007 (p)              205,881
       185,000      Newburgh GO
7.100          09/15/2008 (p)              205,881
       180,000      Newburgh GO
7.150          09/15/2009 (p)              200,693
       150,000      Newburgh GO
7.150          09/15/2010 (p)              167,244
       155,000      Newburgh GO
7.200          09/15/2011 (p)              173,141
       155,000      Newburgh GO
7.200          09/15/2012 (p)              173,141
       160,000      Newburgh GO
7.250          09/15/2013 (p)              179,061
       155,000      Newburgh GO
7.250          09/15/2014 (p)              173,465
     2,310,000      Newburgh IDA (ARMA Textile Printers)
7.125          11/01/2007                2,079,000
     4,880,000      Newburgh IDA (ARMA Textile Printers)
8.000          11/01/2017                4,392,000
     1,900,000      Niagara County IDA (Sevenson Hotel)
6.600          05/01/2007                1,910,583
     1,700,000      Niagara Falls COP (High School Facility)
5.375          06/15/2028                1,414,349
       715,000      North Babylon Volunteer Fire Company
5.750          08/01/2022                  681,631
     1,555,000      North Country Devel. Authority (Clarkson University)
5.500          07/01/2019                1,407,555
     3,145,000      North Country Devel. Authority (Clarkson University)
5.500          07/01/2029                2,732,628
       585,000      North Tonawanda HDC (Bishop Gibbons Associates)
6.800          12/15/2007                  611,237
     3,295,000      North Tonawanda HDC (Bishop Gibbons Associates)
7.375          12/15/2021                3,576,657
        25,000      Nunda GO
8.000          05/01/2010                   29,874
    20,000,000      NY Convention Center COP (w)
6.500          12/01/2004               20,022,400
       270,000      NYC GO
0.000          05/15/2011                  143,281
     4,990,000      NYC GO
0.000          11/15/2011                2,575,289
       200,000      NYC GO
0.000          05/15/2012                   99,540
        40,000      NYC GO
0.000          10/01/2012                   19,488
     9,025,000      NYC GO
5.000          08/01/2023                7,598,328
    12,125,000      NYC GO
5.000          08/01/2023               10,208,280
     8,900,000      NYC GO
5.000          08/15/2028                7,350,599
    23,000,000      NYC GO
5.000          03/15/2029               18,961,430
       250,000      NYC GO
5.125          08/01/2013                  233,272
       855,000      NYC GO
5.125          08/01/2025                  727,631
    12,250,000      NYC GO
5.125          08/01/2025               10,425,117
    11,265,000      NYC GO
5.250          08/01/2020                9,987,662
    22,970,000      NYC GO
5.250          08/01/2021               20,279,524
     1,015,000      NYC GO
5.250          08/15/2023                  888,775
       500,000      NYC GO
5.250          08/01/2024                  436,180
     5,910,000      NYC GO
5.300          08/01/2024                5,197,786
       570,000      NYC GO
5.375          08/01/2019                  517,965

                          13 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,170,000      NYC GO
5.375 %        08/01/2027         $      1,033,625
    13,170,000      NYC GO
5.375          11/15/2027               11,627,003
        85,000      NYC GO
5.500          10/01/2018                   79,116
    15,015,000      NYC GO
5.500          11/15/2037               13,300,888
        20,000      NYC GO
5.625          08/01/2016                   19,228
        35,000      NYC GO
5.750          02/01/2020                   33,376
     1,155,000      NYC GO
6.000          02/01/2011 (p)            1,229,844
     4,845,000      NYC GO
6.000          02/01/2011                4,989,962
        50,000      NYC GO
6.000          10/15/2016                   50,086
        50,000      NYC GO
6.000          02/15/2020                   49,108
       160,000      NYC GO
6.000          05/15/2020                  157,128
        75,000      NYC GO
6.000          02/15/2024                   73,174
        80,000      NYC GO
6.000          10/15/2026 (p)               85,459
    13,680,000      NYC GO
6.125          02/01/2025               13,557,974
     8,735,000      NYC GO
6.125          08/01/2025                8,656,472
     7,070,000      NYC GO
6.250          04/15/2027 (p)            7,637,226
     5,130,000      NYC GO
6.250          04/15/2027                5,145,133
       103,000      NYC GO
6.500          08/01/2014 (p)              111,773
       397,000      NYC GO
6.500          08/01/2014                  422,610
       420,000      NYC GO
6.500          08/01/2015 (p)              455,771
     1,580,000      NYC GO
6.500          08/01/2015                1,655,413
     1,580,000      NYC GO
6.625          08/01/2025                1,657,799
         5,000      NYC GO
7.000          02/01/2010                    5,011
       620,000      NYC GO
7.000          10/01/2012 (p)              665,923
         5,000      NYC GO
7.000          10/01/2012                    5,322
         5,000      NYC GO
7.000          02/01/2018                    5,301
        20,000      NYC GO
7.000          02/01/2018                   21,041
       650,000      NYC GO
7.000          02/01/2020 (p)              689,195
         5,000      NYC GO
7.000          02/01/2020                    5,298
         5,000      NYC GO
7.000          02/01/2020                    5,260
       190,000      NYC GO
7.000          02/01/2022                  200,087
       915,000      NYC GO
7.100          02/01/2009 (p)              971,968
        85,000      NYC GO
7.100          02/01/2009                   89,780
       315,000      NYC GO
7.100          02/01/2010                  332,712
       140,000      NYC GO
7.100          02/01/2011                  147,872
       220,000      NYC GO
7.200          02/01/2015                  232,540
         5,000      NYC GO
7.250          08/15/2024                    5,187
         5,000      NYC GO
7.400          02/01/2002                    5,251
        30,000      NYC GO
7.500          02/01/2016 (p)               32,128
        15,000      NYC GO
7.500          02/01/2016                   15,928
        10,000      NYC GO
7.500          02/01/2018                   10,618
     1,000,000      NYC GO
7.500          08/01/2021 (p)            1,082,780
       265,000      NYC GO
7.625          02/01/2014 (p)              284,451
         5,000      NYC GO
7.625          02/01/2014                    5,327
        15,000      NYC GO
7.750          08/15/2012                   15,966
         5,000      NYC GO
8.250          08/01/2012 (p)                5,353
         5,000      NYC GO
8.250          08/01/2014                    5,333
     1,750,000      NYC GO CAB
0.000 (v)      05/15/2014                1,457,907
       500,000      NYC GO CAB
0.000 (v)      08/01/2014                  399,195
    16,387,000      NYC GO CARS
7.070 (f)      08/12/2010               17,534,090
     8,387,000      NYC GO CARS
7.070 (f)      09/01/2011                8,932,155
        95,000      NYC GO DIAMONDS
0.000 (v)      08/15/2016                   89,271
       100,000      NYC GO DIAMONDS
0.000 (v)      08/01/2025                   59,661
    13,640,000      NYC GO Indexed Inverse Floater
3.185 (f)      08/01/2014               13,383,432

                          14 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
===================================================================================================================================
$    6,200,000      NYC GO RIBS
6.521 % (f)    08/13/2009         $      6,378,250
     4,200,000      NYC GO RIBS
6.521 (f)      07/29/2010                4,305,000
     5,400,000      NYC GO RIBS
6.619 (f)      08/22/2013                5,332,500
     3,050,000      NYC GO RIBS
6.619 (f)      08/01/2015                2,935,625
    13,150,000      NYC GO RIBS
8.107 (f)      08/01/2013               13,643,125
    15,000,000      NYC GO RITES
5.494 (f)      10/01/2011               15,978,750
     3,375,000      NYC GO RITES (a)
0.079 (f)      05/15/2023                1,395,630
     3,500,000      NYC GO RITES (a)
0.079 (f)      05/15/2028                1,227,940
       308,211      NYC HDC (Albert Einstein Staff Hsg.)
6.500          12/15/2017                  312,160
     1,451,213      NYC HDC (Atlantic Plaza Towers)
7.034          02/15/2019                1,500,671
     1,045,000      NYC HDC (Barclay Avenue)
6.450          04/01/2017                1,049,504
     4,055,000      NYC HDC (Barclay Avenue)
6.600          04/01/2033                4,072,355
       361,502      NYC HDC (Bay Towers)
6.500          08/15/2017                  366,087
     2,701,648      NYC HDC (Boulevard Towers)
6.500          08/15/2017                2,735,419
       462,319      NYC HDC (Bridgeview III)
6.500          12/15/2017                  468,241
       488,215      NYC HDC (Cadman Plaza North)
7.000          12/15/2018                  502,310
     1,247,581      NYC HDC (Cadman Towers)
6.500          11/15/2018                1,270,637
       183,049      NYC HDC (Candia House)
6.500          06/15/2018                  179,387
     3,511,604      NYC HDC (Clinton Towers)
6.500          07/15/2017                3,555,570
       299,804      NYC HDC (Contello III)
7.000          12/15/2018                  309,038
     1,448,878      NYC HDC (Cooper Gramercy)
6.500          08/15/2017                1,466,989
     1,105,483      NYC HDC (Court Plaza)
6.500          08/15/2017                1,125,404
     1,659,285      NYC HDC (Crown Gardens)
7.250          01/15/2019                1,742,648
     3,520,554      NYC HDC (East Midtown Plaza)
6.500          11/15/2018                3,566,427
     3,393,631      NYC HDC (Esplanade Gardens)
7.000          01/15/2019                3,499,275
        81,027      NYC HDC (Essex Terrace)
6.500          07/15/2018                   79,504
       496,372      NYC HDC (Forest Park Crescent)
6.500          12/15/2017                  502,667
     1,618,163      NYC HDC (Gouverneur Gardens)
7.034          02/15/2019                1,673,861
       356,275      NYC HDC (Heywood Towers)
6.500          10/15/2017                  360,739
     4,017,870      NYC HDC (Hudsonview Terrace)
6.500          09/15/2017                4,068,094
     1,134,926      NYC HDC (Janel Towers)
6.500          09/15/2017                1,149,113
       396,457      NYC HDC (Kingsbridge Arms)
6.500          08/15/2017                  401,413
       225,185      NYC HDC (Kingsbridge Arms)
6.500          11/15/2018                  228,104
     1,214,952      NYC HDC (Leader House)
6.500          03/15/2018                1,230,370
     1,695,358      NYC HDC (Lincoln-Amsterdam)
7.250          11/15/2018                1,780,092
       202,409      NYC HDC (Middagh St. Studio Apartments)
6.500          01/15/2018                  204,982
     2,638,737      NYC HDC (Montefiore Hospital Hsg. Sec. II)
6.500          10/15/2017                2,671,800
       895,000      NYC HDC (Multifamily Hsg.), Series A
5.750          11/01/2018                  864,006
       100,000      NYC HDC (Multifamily Hsg.), Series A
5.850          05/01/2025                   95,793
    38,880,000      NYC HDC (Multifamily Hsg.), Series A
6.600          04/01/2030               40,515,682
        30,000      NYC HDC (Multifamily Hsg.), Series A
7.300          06/01/2010                   31,477
     1,145,000      NYC HDC (Multifamily Hsg.), Series A
7.350          06/01/2019                1,202,158
     3,275,000      NYC HDC (Multifamily Hsg.), Series B
5.850          05/01/2026                3,143,214
     4,390,000      NYC HDC (Multifamily Hsg.), Series B
5.850          05/01/2026                4,202,327
       775,000      NYC HDC (Multifamily Hsg.), Series C
5.700          05/01/2031                  720,641
       854,781      NYC HDC (New Amsterdam House)
6.500          08/15/2018                  838,618
       873,777      NYC HDC (New Amsterdam House)
6.500          08/15/2018                  873,899
     1,060,742      NYC HDC (Riverbend)
6.500          11/15/2018                1,074,681
     6,524,642      NYC HDC (Riverside Park Community)
7.250          11/15/2018                6,852,440
       464,016      NYC HDC (RNA House)
7.000          12/15/2018                  478,429
       666,124      NYC HDC (Robert Fulton Terrace)
6.500          12/15/2017                  674,658
       242,478      NYC HDC (Rosalie Manning Apartments)
7.034          11/15/2018                  250,791
       644,839      NYC HDC (Scott Tower)
7.000          12/15/2018                  641,531
       884,634      NYC HDC (Seaview Towers)
6.500          01/15/2018                  895,878

                          15 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,645,875      NYC HDC (Sky View Towers)
6.500 %        11/15/2018         $      1,667,206
     3,135,000      NYC HDC (South Bronx Cooperatives)
8.100          09/01/2023                3,236,856
       364,917      NYC HDC (St. Martin Tower)
6.500          11/15/2018                  369,647
     1,680,654      NYC HDC (Stevenson Commons)
6.500          05/15/2018                1,702,134
       481,400      NYC HDC (Strycker's Bay Apartments)
7.034          11/15/2018                  476,394
     1,683,790      NYC HDC (Tivoli Towers)
6.500          01/15/2018                1,705,410
       228,723      NYC HDC (Town House West)
6.500          01/15/2018                  231,631
       351,439      NYC HDC (Tri-Faith House)
7.000          01/15/2019                  362,292
     1,491,871      NYC HDC (University River View)
6.500          08/15/2017                1,510,789
       447,855      NYC HDC (Washington Square Southeast)
7.000          01/15/2019                  459,254
       403,736      NYC HDC (West Side Manor)
6.500          11/15/2018                  408,969
     4,424,118      NYC HDC (West Village)
6.500          11/15/2013                4,472,076
       258,903      NYC HDC (Westview Apartments)
6.500          10/15/2017                  262,202
       597,602      NYC HDC (Woodstock Terrace)
7.034          02/15/2019                  591,961
     5,235,000      NYC HDC, Series B
5.875          11/01/2018                5,069,522
    24,100,000      NYC Health & Hospital Corp.
5.250          02/15/2017               21,251,621
    26,500,000      NYC Health & Hospital Corp. LEVRRS
6.242 (f)      02/15/2011               26,201,875
     5,875,000      NYC Health & Hospital Corp. RITES (a)
0.067 (f)      02/15/2020                2,668,425
       300,000      NYC IDA (A Very Special Place)
5.750          01/01/2029                  242,895
     3,600,000      NYC IDA (Acme Architectural Products)
6.375          11/01/2019                3,247,128
     1,035,000      NYC IDA (ALA Realty)
7.500          12/01/2010                1,064,694
     1,450,000      NYC IDA (ALA Realty)
8.375          12/01/2015                1,565,101
       680,000      NYC IDA (A-Lite Vertical Products)
6.750          11/01/2009                  637,099
     1,330,000      NYC IDA (A-Lite Vertical Products)
7.500          11/01/2019                1,260,042
       425,000      NYC IDA (Allied Metal)
6.375          12/01/2014                  398,641
       940,000      NYC IDA (Allied Metal)
7.125          12/01/2027                  885,386
     3,500,000      NYC IDA (Amboy Properties)
6.750          06/01/2020                3,318,805
     2,595,000      NYC IDA (American Airlines)
5.400          07/01/2019                2,258,740
    29,260,000      NYC IDA (American Airlines)
5.400          07/01/2020               25,374,857
    17,685,000      NYC IDA (American Airlines)
6.900          08/01/2024               18,043,475
     1,255,000      NYC IDA (Amplaco Group)
7.250          11/01/2008                1,142,050
     2,645,000      NYC IDA (Amplaco Group)
8.125          11/01/2018                2,406,950
     1,635,000      NYC IDA (Atlantic Paste & Glue Co.)
6.000          11/01/2007                1,547,854
     4,620,000      NYC IDA (Atlantic Paste & Glue Co.)
6.625          11/01/2019                4,214,364
     1,160,000      NYC IDA (Atlantic Veal & Lamb)
8.375          12/01/2016                1,223,835
       525,000      NYC IDA (Bark Frameworks)
6.000          11/01/2007                  499,453
     1,500,000      NYC IDA (Bark Frameworks)
6.750          11/01/2019                1,384,620
    11,480,000      NYC IDA (Berkeley Carroll School)
6.100          11/01/2028               10,090,461
       500,000      NYC IDA (Blood Center)
7.200          05/01/2012 (p)              544,465
     3,000,000      NYC IDA (Blood Center)
7.250          05/01/2022 (p)            3,272,580
    14,745,000      NYC IDA (British Airways)
5.250          12/01/2032               12,142,950
       130,000      NYC IDA (Brooklyn Heights Montessori School)
8.400          09/01/2002                  130,231
     3,075,000      NYC IDA (Brooklyn Heights Montessori School)
8.500          01/01/2027                3,349,690
       660,000      NYC IDA (Brooklyn Heights Montessori School)
8.900          09/01/2011                  702,313
     1,690,000      NYC IDA (Brooklyn Heights Montessori School)
9.200          09/01/2021                1,838,247
    53,285,000      NYC IDA (Brooklyn Navy Yard Cogeneration Partners)
5.650          10/01/2027               47,011,757
   107,825,000      NYC IDA (Brooklyn Navy Yard Cogeneration Partners)
5.750          10/01/2036               95,002,451
       450,000      NYC IDA (Cellini Furniture Crafters)
6.625          11/01/2009                  437,688
       885,000      NYC IDA (Cellini Furniture Crafters)
7.125          11/01/2019                  852,627
     2,235,000      NYC IDA (Chardan Corp.)
7.750          11/01/2020                2,223,892
     1,550,000      NYC IDA (CNC Associates NY)
6.500          11/01/2007                1,511,482
     4,685,000      NYC IDA (CNC Associates NY)
7.500          11/01/2019                4,549,088
     6,390,000      NYC IDA (College of Aeronautics)
5.500          05/01/2028                5,519,043
     2,500,000      NYC IDA (College of New Rochelle)
5.750          09/01/2017                2,383,875

                          16 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    2,900,000      NYC IDA (College of New Rochelle)
5.800 %        09/01/2026         $      2,694,187
     3,765,000      NYC IDA (Community Hospital of Brooklyn)
6.875          11/01/2010                3,506,495
     3,975,000      NYC IDA (Comprehensive Care Management)
6.375          11/01/2028                3,456,978
     1,575,000      NYC IDA (Comprehensive Care Management)
6.375          11/01/2028                1,374,282
     1,770,000      NYC IDA (Comprehensive Care Management)
7.875          12/01/2016                1,833,065
     1,810,000      NYC IDA (Comprehensive Care Management)
8.000          12/01/2011                1,895,323
     7,750,000      NYC IDA (Crowne Plaza-LaGuardia)
6.000          11/01/2028                6,696,387
     1,280,000      NYC IDA (Dioni)
6.000          11/01/2007                1,217,421
     3,600,000      NYC IDA (Dioni)
6.625          11/01/2019                3,310,200
     1,600,000      NYC IDA (Display Creations)
9.250          06/01/2008                1,673,456
       310,000      NYC IDA (Eden II School)
7.750          06/01/2004                  319,443
     2,505,000      NYC IDA (Eden II School)
8.750          06/01/2019                2,668,000
    10,255,000      NYC IDA (Elmhurst Parking Garage)
7.500          07/30/2003               10,765,494
     3,705,000      NYC IDA (Friends Seminary School)
7.000          12/01/2017                3,803,516
     1,000,000      NYC IDA (Fund for NYC Project)
7.625          07/01/2010                1,025,960
     3,280,000      NYC IDA (Gabrielli Truck Sales)
8.125          12/01/2017                3,394,472
     2,325,000      NYC IDA (Gateway School of NY)
6.200          11/01/2012                2,194,800
     2,265,000      NYC IDA (Gateway School of NY)
6.500          11/01/2019                2,124,479
     2,175,000      NYC IDA (Good Shepherd Services)
5.875          06/01/2014                2,037,301
     1,235,000      NYC IDA (Graphic Artists)
8.250          12/30/2023                1,286,117
       775,000      NYC IDA (Gutmann Plastics)
7.750          12/01/2007                  769,660
     2,235,000      NYC IDA (Hebrew Academy)
10.000          03/01/2021                2,416,571
       690,000      NYC IDA (Herbert G. Birch Childhood Project)
7.375          02/01/2009                  708,092
     2,195,000      NYC IDA (Herbert G. Birch Childhood Project)
8.375          02/01/2022                2,350,625
        80,000      NYC IDA (HiTech Res Rec)
8.750          08/01/2000                   80,499
       695,000      NYC IDA (HiTech Res Rec)
9.250          08/01/2008                  721,473
     5,000,000      NYC IDA (Holiday Inn/JFK Airport)
6.000          11/01/2028                4,320,250
       220,000      NYC IDA (House of Spices)
9.000          10/15/2001                  226,530
     2,140,000      NYC IDA (House of Spices)
9.250          10/15/2011                2,254,533
     3,170,000      NYC IDA (Japan Airlines)
6.000          11/01/2015                3,276,100
     6,040,000      NYC IDA (JBFS)
6.750          12/15/2012                6,116,829
     1,605,000      NYC IDA (Julia Gray) (w)
7.500          11/01/2020                1,588,212
     1,675,000      NYC IDA (Koenig Iron Works)
8.375          12/01/2025                1,767,577
     2,490,000      NYC IDA (L&M Optical Disc)
7.125          11/01/2010                2,362,462
     1,000,000      NYC IDA (Lighthouse)
6.500          07/01/2022 (p)            1,060,650
     3,025,000      NYC IDA (Little Red Schoolhouse)
6.750          11/01/2018                2,781,457
       805,000      NYC IDA (Lucky Polyethylene Manufacturing Co.)
7.000          11/01/2009                  792,353
     2,995,000      NYC IDA (Lucky Polyethylene Manufacturing Co.)
7.800          11/01/2024                2,942,318
     3,500,000      NYC IDA (Marymount Manhattan College)
7.000          07/01/2023 (p)            3,623,060
    19,335,000      NYC IDA (MediSys Health Network)
6.250          03/15/2024               17,938,046
     2,510,000      NYC IDA (Mesorah Publications) (w)
6.450          02/01/2011                2,489,267
     4,790,000      NYC IDA (Mesorah Publications) (w)
6.950          02/01/2021                4,718,294
     2,275,000      NYC IDA (Morrisons Pastry)
6.500          11/01/2019                2,085,538
     5,320,000      NYC IDA (Nekboh)
9.625          05/01/2011                5,480,770
    13,600,000      NYC IDA (Northwest Airlines)
6.000          06/01/2027               12,131,744
       740,000      NYC IDA (NY Hostel Co.)
6.750          01/01/2004                  737,573
     4,400,000      NYC IDA (NY Hostel Co.)
7.600          01/01/2017                4,416,544
       695,000      NYC IDA (NY Vanities & Manufacturing)
7.000          11/01/2009                  666,227
     1,405,000      NYC IDA (NY Vanities & Manufacturing)
7.500          11/01/2019                1,331,097
     3,435,000      NYC IDA (Ohel Children's Home & Family Services)
8.250          03/15/2023                3,839,334
       960,000      NYC IDA (Paradise Products)
7.125          11/01/2007                  957,398
     4,475,000      NYC IDA (Paradise Products)
8.250          11/01/2022                4,627,821
     1,525,000      NYC IDA (Petrocelli Electric)
7.250          11/01/2007                1,542,263
       425,000      NYC IDA (Petrocelli Electric)
7.250          11/01/2008                  430,257

                          17 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    3,780,000      NYC IDA (Petrocelli Electric)
8.000 %        11/01/2017         $      3,896,424
       940,000      NYC IDA (Petrocelli Electric)
8.000          11/01/2018                  970,625
       785,000      NYC IDA (Pop Display)
6.750          12/15/2004                  804,994
     2,645,000      NYC IDA (Pop Display)
7.900          12/15/2014                2,782,461
     1,910,000      NYC IDA (Precision Gear)
6.375          11/01/2024                1,747,421
     2,240,000      NYC IDA (Precision Gear)
6.375          11/02/2024                2,049,331
       930,000      NYC IDA (Precision Gear)
7.625          11/01/2024                  927,694
       815,000      NYC IDA (PRFF)
7.000          10/01/2016                  844,984
     1,575,000      NYC IDA (Priority Mailers)
9.000          03/01/2010                1,642,441
       710,000      NYC IDA (Promotional Slideguide)
7.500          12/01/2010                  728,006
     1,065,000      NYC IDA (Promotional Slideguide)
7.875          12/01/2015                1,109,815
       665,000      NYC IDA (Psycho Therapy)
9.625          04/01/2010                  681,625
     3,705,000      NYC IDA (Riverdale Terrace Hsg. Devel. Fund)
6.250          11/01/2014                3,433,868
     8,595,000      NYC IDA (Riverdale Terrace Hsg. Devel. Fund)
6.750          11/01/2028                7,841,734
     2,170,000      NYC IDA (Sahadi Fine Foods)
6.250          11/01/2009                2,083,352
     4,085,000      NYC IDA (Sahadi Fine Foods)
6.750          11/01/2019                3,901,543
       115,000      NYC IDA (Sequins International)
8.500          04/30/2000                  115,827
     4,555,000      NYC IDA (Sequins International)
8.950          01/30/2016                4,813,314
     4,255,000      NYC IDA (Special Needs Facilities Pooled Program)
6.650          07/01/2023                3,888,730
     1,830,000      NYC IDA (Special Needs Pooled Program) (w)
7.125          08/01/2006                1,823,595
     7,010,000      NYC IDA (Special Needs Pooled Program) (w)
7.875          08/01/2025                6,984,764
     5,115,000      NYC IDA (St. Bernard's School)
7.000          12/01/2021                5,272,286
     4,140,000      NYC IDA (St. Christopher Ottilie)
7.500          07/01/2021                4,311,769
       585,000      NYC IDA (Streamline Plastics)
7.750          12/01/2015                  598,835
     1,275,000      NYC IDA (Streamline Plastics)
8.125          12/01/2025                1,327,683
       130,000      NYC IDA (Summit School)
7.250          12/01/2004                  131,977
     1,485,000      NYC IDA (Summit School)
8.250          12/01/2024                1,556,295
    15,050,000      NYC IDA (Terminal One Group Association)
6.000          01/01/2019               14,692,111
     8,525,000      NYC IDA (Terminal One Group Association)
6.125          01/01/2024                8,346,827
    12,250,000      NYC IDA (Touro College)
6.350          06/01/2029               11,386,497
     4,485,000      NYC IDA (Ulano)
6.950          11/01/2019                4,320,400
        90,000      NYC IDA (Ultimate Display)
8.750          10/15/2000                   91,513
     1,910,000      NYC IDA (Ultimate Display)
9.000          10/15/2011                2,013,274
    10,465,000      NYC IDA (United Air Lines)
5.650          10/01/2032                9,050,132
     1,000,000      NYC IDA (United Nations School)
6.350          12/01/2015                  955,080
     1,720,000      NYC IDA (Urban Health Plan)
6.250          09/15/2009                1,640,760
     9,830,000      NYC IDA (Urban Health Plan)
7.050          09/15/2026                9,082,134
       230,000      NYC IDA (Utleys)
6.625          11/01/2006                  225,292
     1,335,000      NYC IDA (Utleys)
7.375          11/01/2023                1,297,834
     1,180,000      NYC IDA (Van Blarcom Closures)
7.125          11/01/2007                1,189,511
     2,965,000      NYC IDA (Van Blarcom Closures)
8.000          11/01/2017                3,067,470
     1,125,000      NYC IDA (Visual Display)
7.250          11/01/2008                1,068,244
     2,375,000      NYC IDA (Visual Display)
8.325          11/01/2018                2,254,207
    10,500,000      NYC IDA (Visy Paper)
7.800          01/01/2016               11,088,105
    26,750,000      NYC IDA (Visy Paper)
7.950          01/01/2028               28,323,702
     1,660,000      NYC IDA (World Casing Corp.)
6.700          11/01/2019                1,620,359
       530,000      NYC Municipal Water Finance Authority
0.000          06/15/2018                  173,909
       530,000      NYC Municipal Water Finance Authority
0.000          06/15/2019                  162,185
     6,030,000      NYC Municipal Water Finance Authority
0.000          06/15/2020                1,725,967
        75,000      NYC Municipal Water Finance Authority
5.500          06/15/2023                   69,466
        65,000      NYC Municipal Water Finance Authority
5.500          06/15/2027                   59,550
        40,000      NYC Municipal Water Finance Authority
5.750          06/15/2020                   38,761
    12,500,000      NYC Municipal Water Finance Authority IRS
5.920 (f)      06/15/2013               11,625,000
    30,000,000      NYC Municipal Water Finance Authority IVRC (a)
6.045 (f)      06/15/2017               30,300,000

                          18 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$   10,000,000      NYC Municipal Water Finance Authority LEVRRS
6.611 % (f)    06/15/2019         $      9,150,000
     4,775,000      NYC Municipal Water Finance Authority RITES (a)
0.079 (f)      06/15/2021                2,186,759
     2,805,000      NYC Municipal Water Finance Authority RITES (a)
0.079 (f)      06/15/2027                1,045,704
    18,240,000      NYC Municipal Water Finance Authority RITES (a)
0.567 (f)      06/15/2030                7,513,421
     5,000,000      NYC Municipal Water Finance Authority RITES (a)
0.579 (f)      06/15/2030                2,059,600
     5,000,000      NYC Municipal Water Finance Authority RITES (a)
0.579 (f)      06/15/2030                2,059,600
     4,030,000      NYC Municipal Water Finance Authority RITES (a)
0.579 (f)      06/15/2030                1,660,038
     2,150,000      NYC TFA RITES (a)
0.067 (f)      08/15/2027                  778,214
    10,000,000      NYC TFA, Series B
4.750          11/15/2023                8,178,200
    21,328,164      NYS Certificate of Lease (a)
5.875          01/02/2023               19,175,300
       315,000      NYS COP (BOCES) (a)
7.875          10/01/2000                  318,988
       135,000      NYS COP (Hanson Redevelopment)
8.250          11/01/2001                  137,766
        10,000      NYS DA (Bethel Springvale Home)
6.000          02/01/2035                    9,603
     4,950,000      NYS DA (Brookdale Hospital)
5.200          02/15/2015                4,470,592
     1,355,000      NYS DA (Brookdale Hospital)
5.300          02/15/2017                1,219,026
    11,615,000      NYS DA (Brooklyn Hospital)
5.200          02/01/2039                9,849,404
    14,360,000      NYS DA (Buena Vida Nursing Home)
5.250          07/01/2028               12,254,537
     8,435,000      NYS DA (Center for Nursing)
5.550          08/01/2037                7,500,486
     1,100,000      NYS DA (Chapel Oaks)
5.375          07/01/2017                1,009,954
     2,855,000      NYS DA (Chapel Oaks)
5.450          07/01/2026                2,539,894
    11,485,000      NYS DA (City University)
5.000          07/01/2028                9,298,026
    21,180,000      NYS DA (City University)
5.250          07/01/2025               18,078,824
    11,845,000      NYS DA (City University)
5.375          07/01/2024               10,346,608
        20,000      NYS DA (Cornell University)
7.375          07/01/2030                   20,678
     4,750,000      NYS DA (Dept. of Health)
5.000          07/01/2024                3,920,222
       410,000      NYS DA (Dept. of Health)
5.500          07/01/2020                  372,756
       525,000      NYS DA (Dept. of Health)
5.500          07/01/2021                  475,613
       150,000      NYS DA (Dept. of Health)
5.500          07/01/2025                  134,259
       265,000      NYS DA (Episcopal Health Services)
7.550          08/01/2029                  270,859
     6,480,000      NYS DA (Frances Schervier Home & Hospital)
5.500          07/01/2027                5,748,926
     2,500,000      NYS DA (German Masonic Home)
6.000          08/01/2036                2,397,225
     1,000,000      NYS DA (Grace Manor Health Care Facility)
6.150          07/01/2018                1,006,640
     2,000,000      NYS DA (Highland Hospital)
5.450          08/01/2037                1,781,020
    10,600,000      NYS DA (Hospital for Special Surgery)
5.000          02/01/2038                8,676,418
   140,510,000      NYS DA (Insured Hospital)
0.000          08/15/2036               14,102,989
    10,735,000      NYS DA (Interfaith Medical Center)
5.300          02/15/2019                9,466,982
    38,650,000      NYS DA (Interfaith Medical Center)
5.400          02/15/2028               33,424,133
     1,000,000      NYS DA (Jones Memorial Hospital)
5.375          08/01/2034                  881,960
        35,000      NYS DA (KMH Homes)
6.950          08/01/2031                   36,457
     1,800,000      NYS DA (L.I. University)
5.125          09/01/2023                1,530,702
     1,400,000      NYS DA (L.I. University)
5.250          09/01/2028                1,195,320
     4,380,000      NYS DA (Lakeside Home)
6.000          02/01/2037                4,197,485
        25,000      NYS DA (Lakeside Memorial Hospital)
6.000          02/01/2021                   24,458
     9,650,000      NYS DA (LSSUNY) RITES (a)
3.944 (f)      02/01/2038                7,043,921
     2,000,000      NYS DA (Marymount Manhattan College)
6.250          07/01/2029                1,980,060
     7,400,000      NYS DA (Menorah Campus)
6.100          02/01/2037                7,201,606
    23,300,000      NYS DA (Menorah Home & Hospital)
5.150          08/01/2038               19,576,660
     3,115,000      NYS DA (Menorah Home & Hospital) RITES (a)
0.444 (f)      08/01/2038                1,282,259
    25,000,000      NYS DA (Mental Health Services Facility)
5.125          08/15/2021               21,807,750
     4,625,000      NYS DA (Mental Health) RITES (a)
0.079 (f)      02/15/2023                1,885,520
     2,810,000      NYS DA (Mental Health) RITES (a)
0.079 (f)      02/15/2028                  965,853
     7,230,000      NYS DA (Methodist Hospital)
6.050          02/01/2034                7,143,168
     3,465,000      NYS DA (Millard Hospital)
5.375          02/01/2032                3,070,510
     1,500,000      NYS DA (Montefiore Medical Center)
5.500          08/01/2038                1,347,615

                          19 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    2,850,000      NYS DA (Municipal Health Facilities) RITES (a)
0.079 % (f)    01/15/2023         $      1,165,080
     9,800,000      NYS DA (North General Hospital)
5.300          02/15/2019                8,662,220
    29,440,000      NYS DA (NY & Presbyterian Hospital)
4.750          08/01/2027               23,585,267
    15,120,000      NYS DA (NY & Presbyterian Hospital)
5.000          08/01/2032               12,536,597
     2,200,000      NYS DA (NY & Presbyterian Hospital)
6.500          08/01/2034                2,242,812
    10,700,000      NYS DA (NY Downtown Hospital)
5.300          02/15/2020                9,392,032
     7,000,000      NYS DA (NY Hospital Medical Center)
5.600          02/15/2039                6,404,160
        25,000      NYS DA (NY Medical College)
6.875          07/01/2021                   26,729
    14,157,461      NYS DA (Our Lady of Mercy Medical Center) Computer Lease
(a)6.200          08/15/2006               13,842,174
       855,000      NYS DA (Park Ridge Hsg.)
7.850          02/01/2029                  874,109
    12,750,000      NYS DA (Rochester General Hospital) RITES (a)
4.630 (f)      08/01/2033               10,678,635
     3,230,000      NYS DA (Rosalind & Joseph Gurwin Geriatric Home)
5.700          02/01/2037                3,014,462
     5,000,000      NYS DA (Ryan-Clinton Community Health Center) (w)
6.100          07/01/2019                4,858,600
       600,000      NYS DA (Sarah Neumann Home)
5.450          08/01/2027                  544,002
     1,900,000      NYS DA (Sarah Neumann Home)
5.500          08/01/2037                1,708,765
     3,045,000      NYS DA (Special Surgery) RITES (a)
0.079 (f)      02/01/2028                1,104,239
     4,500,000      NYS DA (St. Agnes Hospital)
5.300          02/15/2019                3,977,550
     9,000,000      NYS DA (St. Agnes Hospital)
5.400          02/15/2025                7,870,770
     3,000,000      NYS DA (St. Barnabas Hospital)
5.450          08/01/2035                2,680,200
     1,500,000      NYS DA (St. Clare's Hospital)
5.300          02/15/2019                1,325,850
     2,970,000      NYS DA (St. Clare's Hospital)
5.400          02/15/2025                2,597,354
     2,580,000      NYS DA (St. James Mercy Hospital)
5.400          02/01/2038                2,226,617
     1,500,000      NYS DA (St. Thomas Aquinas College)
5.250          07/01/2028                1,272,645
     3,885,000      NYS DA (St. Vincent's Hospital)
5.300          07/01/2018                3,498,171
         5,000      NYS DA (St. Vincent's Hospital)
7.400          08/01/2030                    5,262
        50,000      NYS DA (State University Educational Facilities)
0.000          05/15/2007                   33,854
        30,000      NYS DA (State University Educational Facilities)
6.000          05/15/2017                   29,917
       225,000      NYS DA (State University Educational Facilities)
7.000          05/15/2016 (p)              231,842
     3,315,000      NYS DA (Suffolk County Judicial Facilities)
9.500          04/15/2014                3,818,118
     3,990,000      NYS DA (Teresian House)
5.250          07/01/2017                3,475,091
     5,000,000      NYS DA (Upstate Community Colleges)
5.000          07/01/2028                4,064,500
        50,000      NYS DA (Upstate Community Colleges)
5.700          07/01/2021                   46,599
     1,700,000      NYS DA (Vassar Brothers)
5.375          07/01/2025                1,520,480
     1,750,000      NYS DA (Victory Memorial Hospital)
5.375          08/01/2025                1,575,158
     2,250,000      NYS DA (Victory Memorial Hospital)
5.500          08/01/2038                2,021,423
     5,000,000      NYS DA (W.K. Nursing Home)
6.050          02/01/2026                4,881,850
     4,200,000      NYS DA (W.K. Nursing Home)
6.125          02/01/2036                4,106,592
    32,915,000      NYS DA (Wyckoff Heights Medical Center)
5.300          08/15/2021               28,714,388
     1,840,000      NYS EFC (Consolidated Water)
7.150          11/01/2014                1,900,830
     7,500,000      NYS EFC (NYS Water Services)
8.375          01/15/2020                7,730,400
     8,955,000      NYS EFC (Occidental Petroleum)
5.700          09/01/2028                7,738,553
    15,300,000      NYS EFC (Occidental Petroleum)
6.100          11/01/2030               14,009,751
     1,700,000      NYS ERDA (Brooklyn Union Gas) RIBS
6.626 (f)      07/08/2026                1,413,125
     7,000,000      NYS ERDA (Brooklyn Union Gas) RIBS
8.143 (f)      04/01/2020                7,341,250
    10,300,000      NYS ERDA (Brooklyn Union Gas) RIBS
8.652 (f)      07/01/2026               12,205,500
    11,040,000      NYS ERDA (Con Ed)
6.375          12/01/2027               11,078,971
       290,000      NYS ERDA (Con Ed)
6.375          12/01/2027                  291,523
        40,000      NYS ERDA (Con Ed)
7.500          01/01/2026                   40,491
       100,000      NYS ERDA (Con Ed)
7.500          01/01/2026                  101,232
     9,350,000      NYS ERDA (Con Ed) RITES (a)
3.844 (f)      08/15/2020                7,507,676
    10,000,000      NYS ERDA (LILCO)
5.150          03/01/2016                8,894,500
     7,500,000      NYS ERDA (LILCO)
5.300          11/01/2023                6,480,225
       300,000      NYS ERDA (LILCO)
5.300          10/01/2024                  258,222
     2,500,000      NYS ERDA (LILCO)
5.300          08/01/2025                2,144,450

                          20 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$   14,810,000      NYS ERDA (LILCO)
7.150 %        09/01/2019 (p)     $     15,855,734
     4,775,000      NYS ERDA (LILCO)
7.150          09/01/2019 (p)            5,112,163
    11,740,000      NYS ERDA (LILCO)
7.150          09/01/2019               12,308,333
     2,575,000      NYS ERDA (LILCO)
7.150          06/01/2020 (p)            2,756,821
    12,625,000      NYS ERDA (LILCO)
7.150          06/01/2020               13,236,176
     7,545,000      NYS ERDA (LILCO)
7.150          12/01/2020 (p)            8,086,806
     3,530,000      NYS ERDA (LILCO)
7.150          12/01/2020                3,700,887
    10,975,000      NYS ERDA (LILCO)
7.150          02/01/2022 (p)           11,749,945
    11,115,000      NYS ERDA (LILCO)
7.150          02/01/2022 (p)           11,899,830
     4,135,000      NYS ERDA (LILCO)
7.150          02/01/2022                4,335,175
     3,485,000      NYS ERDA (NIMO) RITES (a)
0.679 (f)      11/01/2025                1,673,358
       400,000      NYS ERDA (NYSEG)
5.700          12/01/2028                  371,064
        30,000      NYS ERDA (NYSEG)
5.950          12/01/2027                   28,874
     3,625,000      NYS ERDA (RG&E) Residual Certificates (a)
6.220 (f)      09/01/2033                3,004,944
     3,555,000      NYS HFA (Children's Rescue)
7.625          05/01/2018                3,689,592
     2,200,000      NYS HFA (Dominican Village)
6.600          08/15/2027                2,295,172
     4,205,000      NYS HFA (Fulton Manor)
6.100          11/15/2025                4,161,478
        20,000      NYS HFA (General Hsg.)
6.600          11/01/2008                   20,432
    13,080,000      NYS HFA (HELP-Bronx Hsg.)
8.050          11/01/2005               13,356,904
     1,210,000      NYS HFA (HELP-Suffolk Hsg.)
8.100          11/01/2005                1,211,609
         2,000      NYS HFA (Hospital & Nursing Home)
6.875          11/01/2010 (p)                2,246
       205,000      NYS HFA (Hospital & Nursing Home)
7.000          11/01/2017                  227,755
         5,000      NYS HFA (Meadow Manor)
7.750          11/01/2019                    5,011
    15,730,000      NYS HFA (Multifamily Hsg.)
0.000          11/01/2014                6,687,610
    14,590,000      NYS HFA (Multifamily Hsg.)
0.000          11/01/2015                5,766,114
        50,000      NYS HFA (Multifamily Hsg.)
0.000          11/01/2016                   18,214
    12,695,000      NYS HFA (Multifamily Hsg.)
0.000          11/01/2017                4,156,470
       745,000      NYS HFA (Multifamily Hsg.)
5.250          11/15/2028                  643,248
     1,340,000      NYS HFA (Multifamily Hsg.)
5.300          08/15/2024                1,174,899
     1,700,000      NYS HFA (Multifamily Hsg.)
5.300          11/15/2039                1,446,309
     2,860,000      NYS HFA (Multifamily Hsg.)
5.350          08/15/2031                2,475,244
     1,135,000      NYS HFA (Multifamily Hsg.)
5.400          08/15/2031                  990,015
     2,075,000      NYS HFA (Multifamily Hsg.)
5.500          08/15/2030                1,840,567
     1,215,000      NYS HFA (Multifamily Hsg.)
5.550          08/15/2019                1,114,362
     1,385,000      NYS HFA (Multifamily Hsg.)
5.600          08/15/2019                1,278,023
     1,255,000      NYS HFA (Multifamily Hsg.)
5.650          08/15/2030                1,138,511
     3,200,000      NYS HFA (Multifamily Hsg.)
5.650          08/15/2030                2,902,976
     1,000,000      NYS HFA (Multifamily Hsg.)
5.650          08/15/2031                  906,210
       500,000      NYS HFA (Multifamily Hsg.)
5.700          08/15/2030                  456,950
        95,000      NYS HFA (Multifamily Hsg.)
5.950          08/15/2024                   90,632
     2,000,000      NYS HFA (Multifamily Hsg.)
6.050          08/15/2032                1,936,320
     1,285,000      NYS HFA (Multifamily Hsg.)
6.100          11/15/2036                1,264,517
     4,700,000      NYS HFA (Multifamily Hsg.)
6.125          08/15/2038                4,594,250
        50,000      NYS HFA (Multifamily Hsg.)
6.200          08/15/2012                   51,326
        25,000      NYS HFA (Multifamily Hsg.)
6.200          08/15/2016                   25,348
       100,000      NYS HFA (Multifamily Hsg.)
6.250          08/15/2027                  100,301
     5,000,000      NYS HFA (Multifamily Hsg.)
6.300          08/15/2026                5,043,450
       725,000      NYS HFA (Multifamily Hsg.)
6.300          02/15/2032                  716,075
     4,100,000      NYS HFA (Multifamily Hsg.)
6.350          08/15/2023                4,215,415
     1,255,000      NYS HFA (Multifamily Hsg.)
6.400          11/15/2027                1,275,243
     2,905,000      NYS HFA (Multifamily Hsg.)
6.500          08/15/2024                2,992,092
    11,980,000      NYS HFA (Multifamily Hsg.)
6.700          08/15/2025               12,201,630
     5,655,000      NYS HFA (Multifamily Hsg.)
6.750          11/15/2036                5,870,116
        75,000      NYS HFA (Multifamily Hsg.)
6.950          08/15/2012                   78,860

                          21 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    2,790,000      NYS HFA (Multifamily Hsg.)
6.950 %        08/15/2024         $      2,854,756
     5,375,000      NYS HFA (Multifamily Hsg.)
7.050          08/15/2024                5,622,949
     1,551,000      NYS HFA (Multifamily Hsg.)
7.450          11/01/2028                1,584,719
     2,485,000      NYS HFA (Multifamily Hsg.)
7.550          11/01/2029                2,547,050
        50,000      NYS HFA (Multifamily Hsg.)
7.850          02/15/2030                   52,073
       500,000      NYS HFA (Multifamily Hsg.)
8.000          11/01/2008                  517,865
     3,035,000      NYS HFA (NH&HC) RITES (a)
0.679 (f)      11/01/2016                1,872,352
        15,000      NYS HFA (Nonprofit Hsg.)
6.400          11/01/2010                   15,317
        25,000      NYS HFA (Nonprofit Hsg.)
6.400          11/01/2013                   25,529
        20,000      NYS HFA (Nonprofit Hsg.)
6.600          11/01/2010                   20,432
        20,000      NYS HFA (Nonprofit Hsg.)
6.600          11/01/2013                   20,429
     5,000,000      NYS HFA (Phillips Village)
7.750          08/15/2017                5,340,150
     8,920,000      NYS HFA (Service Contract)
5.375          03/15/2023                7,855,844
     4,185,000      NYS HFA (Service Contract)
5.500          09/15/2022                3,771,438
     5,600,000      NYS HFA (Service Contract)
5.500          09/15/2022                5,046,608
     5,525,000      NYS HFA (Service Contract)
5.500          03/15/2025                4,934,654
       125,000      NYS HFA (Service Contract)
5.875          09/15/2014                  124,500
        25,000      NYS HFA (Service Contract)
6.125          03/15/2020                   24,641
       255,000      NYS HFA (Service Contract)
6.500          03/15/2025                  258,121
         5,000      NYS HFA (Service Contract)
7.700          03/15/2006                    5,261
     1,010,000      NYS HFA (Shorehill Hsg.)
7.500          05/01/2008                1,021,514
     1,395,000      NYS HFA, Series A
6.125          11/01/2020                1,396,214
        80,000      NYS LGAC
5.500          04/01/2023                   73,466
       810,000      NYS LGSC (SCSB) (a)
7.375          12/15/2016                  828,816
     4,600,000      NYS Medcare (Brookdale Hospital Medical Center)
6.850          02/15/2017 (p)            5,064,002
     1,015,000      NYS Medcare (Central Suffolk Hospital)
6.125          11/01/2016                  910,313
     2,255,000      NYS Medcare (Downtown Hospital)
6.800          02/15/2020 (p)            2,477,839
        45,000      NYS Medcare (Hospital & Nursing Home)
5.750          08/15/2019                   43,134
     4,450,000      NYS Medcare (Hospital & Nursing Home)
5.850          02/15/2033                4,163,732
        10,000      NYS Medcare (Hospital & Nursing Home)
6.200          08/15/2022                   10,004
        95,000      NYS Medcare (Hospital & Nursing Home)
6.200          02/15/2023                   95,004
        60,000      NYS Medcare (Hospital & Nursing Home)
6.375          08/15/2029                   60,340
     1,000,000      NYS Medcare (Hospital & Nursing Home)
6.375          08/15/2033                1,004,880
        30,000      NYS Medcare (Hospital & Nursing Home)
6.500          02/15/2019                   30,432
     2,090,000      NYS Medcare (Hospital & Nursing Home)
6.500          02/15/2034                2,114,369
    12,230,000      NYS Medcare (Hospital & Nursing Home)
6.650          08/15/2032               12,774,113
     4,505,000      NYS Medcare (Hospital & Nursing Home)
7.400          11/01/2016                4,655,918
     1,740,000      NYS Medcare (Hospital & Nursing Home)
9.000          02/15/2026                1,796,550
     3,560,000      NYS Medcare (Hospital & Nursing Home)
9.375          11/01/2016                3,681,289
     2,620,000      NYS Medcare (Hospital & Nursing Home)
0.000          11/01/2006                2,790,824
     2,000,000      NYS Medcare (Insured Mortgage Nursing)
6.375          08/15/2024 (p)            2,161,620
        70,000      NYS Medcare (Insured Mortgage Nursing)
6.500          11/01/2015                   73,348
     1,650,000      NYS Medcare (M.G. Nursing Home)
6.375          02/15/2035                1,660,626
       630,000      NYS Medcare (Mental Health)
10.000          08/15/2018                  152,271
       600,000      NYS Medcare (Mental Health)
5.250          08/15/2023                  528,066
       250,000      NYS Medcare (Mental Health)
5.500          08/15/2024                  227,593
       890,000      NYS Medcare (Mental Health)
5.800          08/15/2022                  853,715
       305,000      NYS Medcare (Mental Health)
7.500          02/15/2021                  319,341
       295,000      NYS Medcare (Mental Health)
7.625          08/15/2017                  312,505
     3,330,000      NYS Medcare (Mental Health)
7.700          02/15/2018                3,341,422
        35,000      NYS Medcare (Mental Health)
7.750          08/15/2011                   36,793
       220,000      NYS Medcare (Mental Health)
7.875          08/15/2015                  222,750
     1,725,000      NYS Medcare (Mental Health)
8.875          08/15/2007                1,731,107
        25,000      NYS Medcare (Montefiore Medical Center)
5.750          02/15/2025                   23,681

                          22 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$   3,000,000      NYS Medcare (NY & Presbyterian Hospital)
5.375 %        02/15/2025         $      2,674,470
       25,000      NYS Medcare (Secured Hospital)
6.250          02/15/2024                   24,798
    1,350,000      NYS Medcare (St. Charles Memorial Hospital)
6.375          08/15/2034                1,464,170
       10,000      NYS Medcare (St. Luke's Hospital)
7.375          02/15/2019                   10,233
   22,000,000      NYS Medcare (St. Luke's Hospital) IVRC (a)
5.434 (f)      02/15/2029               18,645,000
   12,500,000      NYS Medcare (St. Luke's Hospital) RITES (a)
4.572 (f)      02/15/2029               10,655,000
    8,400,000      NYS Medcare (St. Luke's Hospital) RITES (a)
4.630 (f)      02/15/2029                7,160,160
    5,750,000      NYS Medcare (St. Luke's Hospital) RITES (a)
4.630 (f)      02/15/2029                4,901,300
   10,000,000      NYS Medcare (St. Luke's Hospital) RITES (a)
4.630 (f)      02/15/2029                8,524,000
    5,925,000      NYS Medcare RITES (a)
3.844 (f)      02/15/2019                4,691,652
   10,000,000      NYS Medcare RITES (a)
4.094 (f)      02/15/2025                7,783,600
       10,000      NYS Power Authority
6.750          01/01/2018                   10,448
    1,000,000      NYS Thruway Authority
0.000          01/01/2003                  860,780
    2,000,000      NYS Thruway Authority
0.000          01/01/2004                1,630,640
      260,000      NYS Thruway Authority
0.000          01/01/2005                  200,455
   25,000,000      NYS Thruway Authority Convertible INFLOS
5.195 (f)      01/01/2024               17,531,250
    7,140,000      NYS Thruway Authority RITES (a)
0.067 (f)      01/01/2025                2,765,465
       15,000      NYS UDC (Correctional Facilities)
0.000          01/01/2003                   12,969
      900,000      NYS UDC (Correctional Facilities)
0.000          01/01/2008                  584,910
    3,500,000      NYS UDC (Correctional Facilities)
5.000          01/01/2019                2,981,055
   12,845,000      NYS UDC (Correctional Facilities)
5.000          01/01/2020               10,864,173
   13,270,000      NYS UDC (Correctional Facilities)
5.000          01/01/2028               10,835,220
    2,555,000      NYS UDC (Correctional Facilities)
5.250          01/01/2021                2,232,840
    8,775,000      NYS UDC (Correctional Facilities)
5.375          01/01/2023                7,752,362
    5,590,000      NYS UDC (Correctional Facilities)
5.375          01/01/2025                4,908,411
    3,500,000      NYS UDC (Correctional Facilities)
5.375          01/01/2025                3,153,885
    1,000,000      NYS UDC (Correctional Facilities)
5.500          01/01/2025                  920,540
    3,200,000      NYS UDC (Correctional Facilities) RITES (a)
0.079 (f)      01/01/2028                1,163,392
  103,335,000      NYS UDC (South Mall)
0.000          01/01/2011               51,975,438
       65,000      NYS UDC (South Mall)
0.000          01/01/2011                   33,359
       95,000      NYS UDC (South Mall)
0.000          01/01/2011                   48,756
    5,480,000      Oneida County IDA (Bonide Products)
6.250          11/01/2018                5,177,778
    1,180,000      Oneida County IDA (Mobile Climate Control)
8.000          11/01/2008                1,237,596
    2,825,000      Oneida County IDA (Mobile Climate Control)
8.750          11/01/2018                2,958,679
      450,000      Oneida County IDA (Mohawk Valley Handicapped Services)
5.300          03/15/2019                  400,275
      740,000      Oneida County IDA (Mohawk Valley Handicapped Services)
5.350          03/15/2029                  637,192
    1,190,000      Oneida County IDA (Presbyterian Home)
5.250          03/01/2019                1,026,446
       10,000      Oneida Healthcare Corp.
7.100          08/01/2011                   10,419
      130,000      Oneida Healthcare Corp.
7.200          08/01/2031                  135,637
      555,000      Onondaga County IDA (Coltec Industries)
7.250          06/01/2008                  564,380
      770,000      Onondaga County IDA (Coltec Industries)
9.875          10/01/2010                  807,961
    1,770,000      Onondaga County IDA (Community General Hospital)
5.500          11/01/2018                1,488,641
    8,345,000      Onondaga County IDA (Community General Hospital)
6.625          01/01/2018                8,069,698
    1,520,000      Onondaga County IDA (Gear Motion)
8.900          12/15/2011                1,564,278
    6,765,000      Onondaga County IDA (Iroquois Nursing Home)
5.250          02/01/2039                5,673,535
    5,000,000      Onondaga County IDA (Solvay Paperboard)
6.800          11/01/2014                4,872,050
   32,400,000      Onondaga County IDA (Solvay Paperboard)
7.000          11/01/2030               31,972,320
      750,000      Onondaga County IDA (Syracuse Home)
5.200          12/01/2018                  645,780
   27,850,000      Onondaga County Res Rec
6.875          05/01/2006               27,907,093
   68,510,000      Onondaga County Res Rec
7.000          05/01/2015               69,991,871
      995,000      Ontario County IDA (Ontario Design)
6.500          11/01/2005                  960,046
    3,250,000      Orange County IDA (Glen Arden)
5.625          01/01/2018                2,706,600
    4,590,000      Orange County IDA (Glen Arden)
5.700          01/01/2028                3,711,245
   22,450,000      Orange County IDA (Glen Arden)
8.875          01/01/2025 (p)           26,464,285

                          23 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    7,600,000      Orange County IDA (Kingston Manufacturing)
8.000 %        11/01/2017         $      7,834,688
       495,000      Orange County IDA (Mental Retardation Project)
7.800          07/01/2011                  507,459
     8,000,000      Orange County IDA (Tuxedo Place)
7.000          08/01/2032                7,718,640
     2,500,000      Orange County IDA (Tuxedo Place)
7.000          08/01/2033                2,411,725
     2,770,000      Oswego County IDA (Bishop's Common)
5.375          02/01/2049                2,352,783
     4,750,000      Oswego County IDA (SLRHF)
5.400          02/01/2038                4,099,393
     3,260,000      Oswego IDA (Seneca Hill Manor)
5.650          08/01/2037                2,943,682
     2,970,000      Otsego County IDA (Bassett Healthcare Project)
5.350          11/01/2020                2,695,691
     1,280,000      Otsego County IDA (Bassett Healthcare Project)
5.375          11/01/2020                1,166,349
     3,000,000      Otsego County IDA (Hartwick College)
5.500          07/01/2019                2,724,870
    10,900,000      Peekskill IDA (Drum Hill)
6.375          10/01/2028                9,534,993
     1,403,659      Peekskill IDA (Karta)
9.000          07/01/2010                1,426,216
     1,080,000      Pilgrim Village HDC (Multifamily Hsg.)
6.800          02/01/2021                1,090,519
        10,000      Port Authority NY/NJ (JFK International Air Terminal)
5.750          12/01/2025                    9,528
       465,000      Port Authority NY/NJ (KIAC)
6.750          10/01/2019                  471,519
     7,650,000      Port Authority NY/NJ (US Airways)
9.000          12/01/2006                8,012,840
       590,000      Port Authority NY/NJ (US Airways)
9.000          12/01/2010                  617,984
    22,785,000      Port Authority NY/NJ (US Airways)
9.125          12/01/2015               23,901,237
        45,000      Port Authority NY/NJ, 67th Series
6.875          01/01/2025                   45,537
       220,000      Port Authority NY/NJ, 68th Series
7.250          02/15/2025                  222,851
        70,000      Port Authority NY/NJ, 69th Series
7.125          06/01/2025                   71,456
        85,000      Port Authority NY/NJ, 70th Series
7.250          08/01/2025                   87,026
        15,000      Port Authority NY/NJ, 70th Series
7.250          08/01/2025                   15,358
        65,000      Port Authority NY/NJ, 71st Series
6.500          01/15/2026                   66,767
        70,000      Port Authority NY/NJ, 73rd Series
6.750          04/15/2026                   72,073
        15,000      Port Authority NY/NJ, 73rd Series
6.750          04/15/2026                   15,444
        15,000      Port Authority NY/NJ, 74th Series
6.750          08/01/2026                   15,602
        85,000      Port Authority NY/NJ, 76th Series
6.500          11/01/2026                   86,117
     4,255,000      Port Jervis IDA (Franciscan Health Partnership)
5.500          11/01/2016 (p)            3,621,643
        60,000      Portchester CDC (Southport)
7.300          08/01/2011                   60,721
        25,000      Portchester CDC (Southport)
7.375          08/01/2022                   25,320
     1,990,000      Putnam County IDA (Brewster Plastics)
8.500          12/01/2016                2,085,480
        15,000      Rensselaer Hsg. Authority (Renwyck)
7.650          01/01/2011                   15,923
        30,000      Rensselaer IDA (Millbrook Millwork)
8.500          12/15/2002                   30,282
    15,000,000      Rensselaer Municipal Leasing Corp.
6.900          06/01/2024               15,519,900
        40,000      Riverhead HDC
8.250          08/01/2010                   41,022
    20,990,000      Rochester Hsg. Authority (Crossroads Apartments)
7.700          01/01/2017               22,409,344
     6,790,000      Rochester Museum & Science Center
6.125          12/01/2015                6,277,898
     2,000,000      Rockland County IDA (Dominican College)
6.250          05/01/2028                1,794,600
     2,090,000      Rockland County IDA (Dominican College)
8.000          03/01/2013 (p)            2,319,545
     1,705,000      Rockland County IDA (SWMA)
5.750          12/15/2018                1,610,117
     1,395,000      Saratoga County IDA (ARC)
8.400          03/01/2013                1,481,434
       490,000      Schroon Lake Fire District (a)
7.250          03/01/2009                  496,826
       175,000      Scotia Hsg. Authority (Holyrood House)
7.000          06/01/2009                  180,388
        25,000      SONYMA, Series 27
6.450          04/01/2004                   25,759
         5,000      SONYMA, Series 28
6.450          10/01/2020                    4,895
    10,000,000      SONYMA, Series 28
6.650          04/01/2022               10,167,200
     8,830,000      SONYMA, Series 28
7.050          10/01/2023                9,105,496
       610,000      SONYMA, Series 30
5.800          10/01/2025                  574,272
        10,000      SONYMA, Series 30-A
4.375          10/01/2023                    9,643
    16,005,000      SONYMA, Series 30-B
6.650          10/01/2025               16,388,320
       100,000      SONYMA, Series 30-C1
5.850          10/01/2025                   94,292
        15,000      SONYMA, Series 30-C2
5.800          10/01/2025                   14,215
    11,510,000      SONYMA, Series 36-A
6.625          04/01/2025               11,826,755

                          24 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$   12,895,000      SONYMA, Series 38 RITES (a)
5.394 % (f)    04/01/2025         $     12,711,891
        80,000      SONYMA, Series 40-A
6.350          04/01/2021                   80,007
     7,595,000      SONYMA, Series 40-A
6.700          04/01/2025                7,833,483
        75,000      SONYMA, Series 40-B
6.400          10/01/2012                   77,017
     5,885,000      SONYMA, Series 40-B
6.600          04/01/2025                6,042,188
        40,000      SONYMA, Series 42
6.000          10/01/2023                   40,356
    13,605,000      SONYMA, Series 42
6.650          04/01/2026               14,008,388
       110,000      SONYMA, Series 42
6.650          04/01/2026                  113,687
    11,990,000      SONYMA, Series 44
7.500          04/01/2026               12,933,613
       100,000      SONYMA, Series 46
6.500          04/01/2013                  103,127
        65,000      SONYMA, Series 46
6.600          10/01/2019                   67,025
    23,050,000      SONYMA, Series 46
6.650          10/01/2025               23,780,455
       535,000      SONYMA, Series 48
6.100          04/01/2025                  529,500
     6,690,000      SONYMA, Series 50
6.625          04/01/2025                6,902,474
       180,000      SONYMA, Series 52
6.100          04/01/2026                  179,980
       915,000      SONYMA, Series 52
6.100          04/01/2026                  905,447
        30,000      SONYMA, Series 53
5.900          10/01/2017                   29,672
       100,000      SONYMA, Series 54
6.100          10/01/2015                  101,215
        55,000      SONYMA, Series 54
6.200          10/01/2026                   55,205
        45,000      SONYMA, Series 54
6.200          10/01/2026                   45,167
     6,015,000      SONYMA, Series 58
6.400          04/01/2027                6,143,420
       540,000      SONYMA, Series 60
6.000          10/01/2022                  529,443
    12,635,000      SONYMA, Series 60
6.050          04/01/2026               12,373,329
     9,700,000      SONYMA, Series 63
6.125          04/01/2027                9,686,129
    10,180,000      SONYMA, Series 65
5.850          10/01/2028                9,548,331
     3,000,000      SONYMA, Series 67
5.700          10/01/2017                2,873,790
    11,660,000      SONYMA, Series 67
5.800          10/01/2028               10,859,658
       200,000      SONYMA, Series 69
5.400          10/01/2019                  180,846
     4,725,000      SONYMA, Series 69 RITES (a)
4.287 (f)      10/01/2028                3,702,794
     1,255,000      SONYMA, Series 7
9.250          10/01/2014                1,264,174
       940,000      SONYMA, Series 71
5.350          10/01/2018                  861,792
    10,150,000      SONYMA, Series 71 RITES (a)
4.087 (f)      04/01/2029                7,671,573
     5,500,000      SONYMA, Series 73 RITES (a)
1.107 (f)      10/01/2028                2,566,520
     1,675,000      SONYMA, Series 73A
5.300          10/01/2028                1,451,656
    10,830,000      SONYMA, Series 79
5.300          04/01/2029                9,249,686
     3,000,000      SONYMA, Series 84
5.900          04/01/2022                2,905,860
       400,000      SONYMA, Series 8-A
6.875          04/01/2017                  400,224
        95,000      SONYMA, Series EE-2
7.450          10/01/2010                   96,982
       190,000      SONYMA, Series EE-2
7.500          04/01/2016                  193,971
       245,000      SONYMA, Series EE-3
7.700          10/01/2010                  251,078
        15,000      SONYMA, Series EE-3
7.750          04/01/2016                   15,372
        85,000      SONYMA, Series EE-4
7.750          10/01/2010                   87,373
       350,000      SONYMA, Series HH-2
7.700          10/01/2009                  355,156
        10,000      SONYMA, Series HH-2
7.850          04/01/2022                   10,212
         5,000      SONYMA, Series II (a)
0.000          04/01/2006                    3,085
         5,000      SONYMA, Series II (a)
0.000          04/01/2008                    2,631
        25,000      SONYMA, Series MM-1
7.750          10/01/2005                   25,381
       100,000      SONYMA, Series MM-2
7.700          04/01/2005                  101,359
        15,000      SONYMA, Series NN
7.550          10/01/2017                   15,314
        15,000      SONYMA, Series QQ
7.700          10/01/2012                   15,331
        70,000      SONYMA, Series RR
7.700          10/01/2010                   71,981
         5,000      SONYMA, Series TT
6.950          10/01/2002                    5,156
        50,000      SONYMA, Series VV
0.000          10/01/2023                    8,376
        70,000      SONYMA, Series VV
7.375          10/01/2011                   72,445

                          25 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    2,370,000      St. Lawrence County IDA (Clarkson University)
5.500 %        07/01/2029         $      2,064,791
     2,805,000      St. Lawrence County IDA (Hepburn Medical Center)
5.375          12/01/2019                2,511,260
     3,595,000      St. Lawrence County IDA (Hepburn Medical Center)
5.500          12/01/2024                3,204,655
       725,000      Suffolk County GO
6.375          11/01/2016 (p)              770,218
     1,310,000      Suffolk County IDA (ACLDD)
6.500          03/01/2018                1,228,177
       490,000      Suffolk County IDA (ALIA - ACLDD)
6.375          06/01/2014                  456,832
       395,000      Suffolk County IDA (ALIA - ADD) (w)
6.950          12/01/2014                  390,999
     2,085,000      Suffolk County IDA (ALIA - DDI)
6.375          06/01/2014                1,943,866
       850,000      Suffolk County IDA (ALIA - DDI) (w)
6.950          12/01/2014                  841,390
     1,080,000      Suffolk County IDA (ALIA - FREE)
6.375          06/01/2014                1,006,895
     2,455,000      Suffolk County IDA (ALIA - FREE) (w)
6.950          12/01/2014                2,430,131
       870,000      Suffolk County IDA (ALIA - IGHL)
6.375          06/01/2014                  811,110
       840,000      Suffolk County IDA (ALIA - IGHL) (w)
6.950          12/01/2014                  831,491
       515,000      Suffolk County IDA (ALIA - LIHIA)
6.375          06/01/2014                  480,140
     1,000,000      Suffolk County IDA (ALIA - LIHIA) (w)
6.950          12/01/2014                  989,870
       845,000      Suffolk County IDA (ALIA - MCH)
6.375          06/01/2014                  787,802
     2,540,000      Suffolk County IDA (ALIA - MCH) (w)
6.950          12/01/2014                2,514,270
       365,000      Suffolk County IDA (ALIA - UCPAGS)
6.375          06/01/2014                  340,293
     1,460,000      Suffolk County IDA (ALIA - UCPAGS) (w)
6.950          12/01/2014                1,445,210
       515,000      Suffolk County IDA (ALIA - WORCA) (w)
6.950          12/01/2014                  509,783
    23,000,000      Suffolk County IDA (Camelot Village) (w)
7.900          11/01/2031               23,018,170
       865,000      Suffolk County IDA (CPCLI)
6.000          06/01/2009                  823,523
     3,230,000      Suffolk County IDA (CPCLI)
6.875          06/01/2024                3,028,610
       390,000      Suffolk County IDA (CPCLI)
7.250          11/01/2007                  390,519
     1,825,000      Suffolk County IDA (CPCLI)
8.250          11/01/2010                1,896,869
     1,505,000      Suffolk County IDA (DDI)
6.250          03/01/2009                1,444,454
     5,270,000      Suffolk County IDA (DDI)
7.250          03/01/2024                5,014,458
       655,000      Suffolk County IDA (DDI)
7.375          03/01/2003                  654,882
     9,675,000      Suffolk County IDA (DDI)
8.750          03/01/2023               10,417,847
     2,000,000      Suffolk County IDA (Dowling College)
6.625          06/01/2024                1,923,500
     3,115,000      Suffolk County IDA (Dowling College)
6.700          12/01/2020                3,046,657
       920,000      Suffolk County IDA (Dowling College)
8.250          12/01/2020 (p)              968,870
       445,000      Suffolk County IDA (Fil-Coil Corp.)
9.000          12/01/2015                  442,775
     1,060,000      Suffolk County IDA (Fil-Coil Corp.)
9.250          12/01/2025                1,054,700
     3,860,000      Suffolk County IDA (Huntington First Aid Squad)
6.650          11/01/2017                3,709,537
    12,265,000      Suffolk County IDA (Huntington Res Rec)
5.950          10/01/2009               12,743,580
    13,190,000      Suffolk County IDA (Huntington Res Rec)
6.000          10/01/2010               13,716,413
    14,170,000      Suffolk County IDA (Huntington Res Rec)
6.150          10/01/2011               14,864,047
    17,155,000      Suffolk County IDA (Huntington Res Rec)
6.250          10/01/2012               18,071,592
     3,250,000      Suffolk County IDA (Jefferson's Ferry)
6.125          11/01/2029                3,152,500
     6,500,000      Suffolk County IDA (Jefferson's Ferry)
7.200          11/01/2019                6,378,190
    10,000,000      Suffolk County IDA (Jefferson's Ferry)
7.250          11/01/2028                9,785,800
       195,000      Suffolk County IDA (Microwave Power)
7.750          06/30/2002                  197,424
     4,320,000      Suffolk County IDA (Microwave Power)
8.500          06/30/2022                4,558,248
     2,500,000      Suffolk County IDA (Nissequogue Cogeneration Partners)
5.500          01/01/2023                2,132,425
       715,000      Suffolk County IDA (OBPWC)
7.500          11/01/2022                  746,346
       290,000      Suffolk County IDA (Rainbow Chimes)
7.000          05/01/2007                  287,999
     2,210,000      Suffolk County IDA (Rainbow Chimes)
8.000          11/01/2024                2,213,426
     1,670,000      Suffolk County IDA (Rimland Facilities) (a)
6.375 (v)      12/01/2009                1,670,234
     1,260,000      Suffolk County IDA (Wireless Boulevard Realty)
7.875          12/01/2012                1,308,044
     4,005,000      Suffolk County IDA (Wireless Boulevard Realty)
8.625          12/01/2026                4,265,846
     2,890,000      Sunnybrook EHC
11.250          12/01/2014                2,991,208
     9,590,000      Syracuse Hsg. Authority (LRRHCF)
5.800          08/01/2037                8,963,294
       625,000      Syracuse Hsg. Authority (LRRHCF)
7.500          08/01/2010                  595,219

                          26 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,990,000      Syracuse Hsg. Authority (Seneca Heights)
7.500 %        12/01/2007         $      1,771,100
     4,720,000      Syracuse Hsg. Authority (Seneca Heights)
8.500          12/01/2017                4,160,491
       470,000      Syracuse IDA (Anoplate Corp.)
7.250          11/01/2007                  479,588
     2,195,000      Syracuse IDA (Anoplate Corp.)
8.000          11/01/2022                2,270,859
    40,975,000      Syracuse IDA (James Square)
0.000          08/01/2025                7,598,404
     7,050,000      Syracuse IDA (Pavilion on James Senior Hsg.)
7.500          08/01/2030                6,752,772
     1,150,000      Syracuse IDA (Rockwest Center I) (a)
8.000          06/01/2013                1,158,625
       980,000      Syracuse IDA (Rockwest Center II) (a)
7.625          12/01/2010                  833,000
     1,470,000      Syracuse IDA (Rockwest Center II) (a)
8.625          12/01/2015                1,249,500
     8,085,000      Syracuse IDA (Spectrum Medsystems Corp.)
8.500          11/01/2010                7,993,154
        25,000      34th Street BID (34th Street Partnership)
5.500          01/01/2023                   22,518
     3,750,000      Tompkins County IDA (Ithacare Center)
6.200          02/01/2037                3,737,325
        50,000      Tompkins County IDA (Kendall at Ithaca)
7.250          06/01/2003                   49,854
        10,000      Tompkins County IDA (Kendall at Ithaca)
7.625          06/01/2009                   10,020
     2,790,000      Tompkins County IDA (Kendall at Ithaca)
7.875          06/01/2015                2,833,747
     5,735,000      Tompkins County IDA (Kendall at Ithaca)
7.875          06/01/2024                5,872,124
       220,000      Tompkins Healthcare Corp. (Reconstruction Home)
10.800          02/01/2007                  254,375
        60,000      Tompkins Healthcare Corp. (Reconstruction Home)
10.800          02/01/2028                   72,293
       730,000      Tonawanda SCHC
6.500          12/01/2010                  705,100
     3,525,000      TSASC, Inc. (TFABs)
6.000          07/15/2020                3,386,362
     1,505,000      TSASC, Inc. (TFABs)
6.000          07/15/2020                1,445,808
     1,940,000      TSASC, Inc. (TFABs)
6.000          07/15/2021                1,861,915
    23,000,000      TSASC, Inc. (TFABs)
6.250          07/15/2034               22,044,350
    84,200,000      TSASC, Inc. (TFABs) (w)
6.375          07/15/2039               81,489,602
        65,000      Tupper Lake HDC
8.125          10/01/2010                   65,164
       995,000      UCP/HCA of Chemung County
6.600          08/01/2022                1,019,616
     4,870,000      UFA Devel. Corp. (Loretto-Utica Corp.)
5.950          07/01/2035                4,627,377
       725,000      Ulster County IDA (Benedictine Hospital)
6.400          06/01/2014                  678,122
     1,945,000      Ulster County IDA (Benedictine Hospital)
6.450          06/01/2024                1,747,563
       360,000      Ulster County IDA (Brooklyn Bottling)
7.800          06/30/2002                  363,874
     1,915,000      Ulster County IDA (Brooklyn Bottling)
8.600          06/30/2022                2,002,190
     4,000,000      Ulster County IDA (Kingston Hospital)
5.650          11/15/2024                3,561,120
     1,465,000      Ulster County IDA (Mid-Hsg. Family Health)
5.350          07/01/2023                1,276,616
     2,250,000      Ulster County Res Rec
6.000          03/01/2014                2,242,350
     2,470,000      Union Hsg. Authority (Methodist Homes)
7.625          11/01/2016                2,587,325
       110,000      Union Hsg. Authority (Methodist Homes)
8.150          04/01/2000                  110,636
       120,000      Union Hsg. Authority (Methodist Homes)
8.250          04/01/2001                  123,368
       150,000      Union Hsg. Authority (Methodist Homes)
8.350          04/01/2002                  157,193
     2,010,000      Union Hsg. Authority (Methodist Homes)
8.500          04/01/2012                2,169,192
    20,005,000      United Nations Devel. Corp., Series B
5.600          07/01/2026               17,966,090
    17,150,000      United Nations Devel. Corp., Series C
5.600          07/01/2026               15,420,080
       540,000      Upper Mohawk Valley Water Finance Authority
5.750          08/01/2029                  515,284
       100,000      Utica GO
5.900          12/01/2002                   98,524
       580,000      Utica GO
6.000          01/15/2006                  554,961
       560,000      Utica GO
6.250          01/15/2007                  538,294
     3,000,000      Utica IDA (Utica College)
5.750          08/01/2028                2,704,620
        25,000      Utica SCHC (Brook Apartments)
0.000          07/01/2002                   19,759
     3,410,000      Utica SCHC (Brook Apartments)
0.000          07/01/2026                  272,936
        20,000      Valley Health Devel. Corp.
7.850          08/01/2035                   21,375
       375,000      Valley Health Devel. Corp.
11.300          02/01/2007                  423,409
       165,000      Valley Health Devel. Corp.
11.300          02/01/2023                  185,054
       950,000      Vigilant EHL (Thomaston Volunteer Fire Dept.)
7.500          11/01/2012                  983,184
     8,440,000      Warren & Washington Counties IDA (Adirondack Res Rec)
8.000          12/15/2012                7,797,125
     8,555,000      Warren & Washington Counties IDA (Adirondack Res Rec)
8.200          12/15/2010                8,079,855

                          27 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    8,965,000      Warren & Washington Counties IDA (Adirondack Res Rec)
8.200 %        12/15/2010         $      8,467,084
       100,000      Watervliet EHC
8.000          11/15/2003                  100,814
        95,000      Watervliet EHC
8.000          11/15/2004                   95,773
        95,000      Watervliet EHC
8.000          11/15/2005                   95,773
       100,000      Watervliet EHC
8.000          11/15/2006                  100,814
       100,000      Watervliet EHC
8.000          11/15/2007                  100,814
       100,000      Watervliet EHC
8.000          11/15/2008                  100,814
       100,000      Watervliet EHC
8.000          11/15/2009                  100,814
       315,000      Wayne County IDA (ARC)
7.250          03/01/2003                  315,252
     2,925,000      Wayne County IDA (ARC)
8.375          03/01/2018                3,073,005
     1,870,000      Westchester County IDA (Beth Abraham Hospital)
8.375          12/01/2025                2,017,674
     1,285,200      Westchester County IDA (Clearview School)
9.375          01/01/2021                1,385,420
     2,220,000      Westchester County IDA (JBFS)
6.750          12/15/2012                2,239,647
     1,560,000      Westchester County IDA (JDAM)
6.750          04/01/2016                1,542,980
     3,250,000      Westchester County IDA (Lawrence Hospital)
5.000          01/01/2028                2,522,000
       800,000      Westchester County IDA (Lawrence Hospital)
5.125          01/01/2018                  674,168
     1,750,000      Westchester County IDA (Rippowam-Cisqua School)
5.750          06/01/2029                1,591,450
        65,000      Westchester County IDA (Westchester Airport)
5.950          08/01/2024                   59,487
    19,860,000      Westchester County Tobacco Asset Securitization Corp.
0.000 (v)      07/15/2029               16,409,524
    70,275,000      Westchester County Tobacco Asset Securitization Corp.
0.000 (v)      07/15/2039               36,221,843
     1,815,000      Yates County IDA (Keuka College)
8.750          08/01/2015                2,022,745
       975,000      Yates County IDA (Keuka College)
9.000          08/01/2011                1,037,488
     3,825,000      Yates County IDA (SSMH)
5.650          02/01/2039                3,459,483
     4,685,000      Yonkers IDA (Hudson Scenic Studio)
6.625          11/01/2019                4,331,704
     4,520,000      Yonkers IDA (Michael Malotz Skilled Nursing Pavilion)
5.650          02/01/2039                4,173,587
     1,590,000      Yonkers IDA (Philipsburgh Hall) (w)
7.500          11/01/2030                1,593,657
       720,000      Yonkers IDA (St. Joseph's Hospital)
7.500          12/30/2003                  726,228
     3,270,000      Yonkers IDA (St. Joseph's Hospital)
8.500          12/30/2013                3,496,284
     2,200,000      Yonkers IDA (St. Joseph's Hospital), Series 98-A
6.150          03/01/2015                1,965,326
     2,100,000      Yonkers IDA (St. Joseph's Hospital), Series 98-B
6.150          03/01/2015                1,875,993
     1,000,000      Yonkers IDA (St. Joseph's Hospital), Series 98-C
6.200          03/01/2020                  878,570
       250,000      Yonkers IDA (Westchester School)
7.375          12/30/2003                  254,178
     3,375,000      Yonkers IDA (Westchester School)
8.750          12/30/2023                3,646,654
       800,000      Yonkers Parking Authority
6.000          06/15/2018                  747,160
     1,215,000      Yonkers Parking Authority
6.000          06/15/2024                1,105,905
       655,000      Yonkers Parking Authority
7.750          12/01/2004                  672,377

-----------------

3,947,227,235

-----------------

------------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--8.3%
       400,000      American Samoa Power Authority
6.800          09/01/2000                  404,824
       400,000      American Samoa Power Authority
6.850          09/01/2001                  409,888
       400,000      American Samoa Power Authority
6.900          09/01/2002                  414,524
       500,000      American Samoa Power Authority
6.950          09/01/2003                  523,475
       500,000      American Samoa Power Authority
7.000          09/01/2004                  528,030
       800,000      American Samoa Power Authority
7.100          09/01/2001                  821,584
       800,000      American Samoa Power Authority
7.200          09/01/2002                  834,856
     3,675,000      Guam Airport Authority, Series B
6.600          10/01/2010                3,838,097
    60,730,000      Guam Airport Authority, Series B
6.700          10/01/2023               62,654,534
     2,995,000      Guam EDA (Harmon Village Apartments) (b) (d)
9.375          11/01/2018                2,396,359
     2,530,000      Guam EDA (Royal Socio Apartments)
9.500          11/01/2018                2,544,472
     1,500,000      Guam GO, Series A
5.400          11/15/2018                1,325,805
     1,500,000      Guam Hsg. Corp., Series A
5.750          09/01/2031                1,401,240
       837,866      Puerto Rico Dept. of Corrections Equipment Lease (a)
8.000          04/17/2003                  839,333
    17,800,000      Puerto Rico Electric Power Authority LEVRRS
7.478 (f)      07/01/2023               19,357,500

                          28 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$      834,900      Puerto Rico Family Dept. Furniture Lease (a)
8.000 %        08/18/2003         $       839,810
     2,643,177      Puerto Rico Family Dept. Furniture Lease (a)
12.725          08/12/2003               2,859,336
        30,000      Puerto Rico GO
5.875          07/01/2018                  31,411
     1,600,000      Puerto Rico GO RITES (a)
6.740 (f)      07/01/2022               1,578,000
    40,250,000      Puerto Rico GO YCN
7.982 (f)      07/01/2020              38,891,563
     1,000,000      Puerto Rico GO YCN (a)
7.745 (f)      07/01/2015 (p)           1,092,960
     5,599,899      Puerto Rico Health Dept. Computer Lease (a)
7.438          03/26/2003               5,564,788
       790,000      Puerto Rico HFA (Affordable Hsg.)
6.250          04/01/2029                 792,141
        10,000      Puerto Rico HFC
7.300          10/01/2006                  10,252
       210,000      Puerto Rico HFC
7.500          10/01/2015                 215,384
     5,240,000      Puerto Rico HFC
7.500          04/01/2022               5,375,192
        25,000      Puerto Rico HFC
7.650          10/15/2022                  25,729
       185,000      Puerto Rico IMEPCF (Instituto Medico)
9.500          04/01/2003                 187,329
       557,951      Puerto Rico Industrial Commission Computer Lease (a)
8.000          03/26/2003                 559,882
     1,215,000      Puerto Rico Infrastructure
7.500          07/01/2009               1,230,090
       660,000      Puerto Rico Infrastructure
7.750          07/01/2008                 668,336
       165,000      Puerto Rico Infrastructure
7.900          07/01/2007                 167,104
     2,500,000      Puerto Rico ITEMECF (Ana G. Mendez University)
5.375          02/01/2029               2,135,925
       485,000      Puerto Rico ITEMECF (Mennonite General Hospital)
5.625          07/01/2017                 419,186
       985,000      Puerto Rico ITEMECF (Mennonite General Hospital)
5.625          07/01/2027                 811,936
    12,205,000      Puerto Rico ITEMECF (Mennonite General Hospital)
6.500          07/01/2026              11,418,510
         5,000      Puerto Rico ITEMECF (Polytech University)
5.700          08/01/2013                   4,815
       750,000      Puerto Rico ITEMECF (Ryder Memorial Hospital)
6.400          05/01/2009                 765,893
     2,150,000      Puerto Rico ITEMECF (Ryder Memorial Hospital)
6.600          05/01/2014               2,100,185
     5,250,000      Puerto Rico ITEMECF (Ryder Memorial Hospital)
6.700          05/01/2024               5,213,880
     4,000,000      Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)
5.750          06/01/2029               3,551,440
       172,492      Puerto Rico Medical Services Equipment Lease (a) (b)
7.300          02/27/2003                 171,458
       592,049      Puerto Rico Medical Services Ventilator Lease (a)
7.500          04/01/2003                 590,652
        15,000      Puerto Rico Port Authority
7.300          07/01/2007                  15,014
     4,300,000      Puerto Rico Port Authority (American Airlines)
6.250          06/01/2026               4,167,474
     1,520,000      Puerto Rico Port Authority (American Airlines)
6.300          06/01/2023               1,484,478
    15,124,296      Puerto Rico Public Buildings Authority Computer Lease (a)
6.528          05/01/2004              14,873,082
       788,582      Puerto Rico Rio Grande Computer Lease (a)
8.000          09/02/2003                 777,070
     2,247,808      Puerto Rico Rio Grande Equipment Lease (a)
8.800          10/13/2003               2,302,587
       127,454      Puerto Rico Rio Grande Vehicle Lease (a)
9.000          01/23/2003                 126,227
       537,240      Puerto Rico San Sebastian Garage Lease (a)
10.000          09/16/2005                 567,933
       355,013      Puerto Rico State Courts Vehicle Lease (a)
8.000          03/26/2003                 358,748
    16,550,000      Puerto Rico Telephone Authority RIBS
6.560 (f)      01/16/2015              17,646,438
    15,000,000      Puerto Rico Telephone Authority RIBS (a)
6.382 (f)      01/01/2022              16,240,800
     2,000,000      University of V.I.
6.250          12/01/2029               1,969,280
     1,205,000      University of V.I.
7.250          10/01/2004               1,327,067
     3,570,000      University of V.I.
7.700          10/01/2019 (p)           4,065,802
     5,175,000      University of V.I.
7.750          10/01/2024 (p)           5,904,572
       298,000      V.I. GO (Hugo Insurance Claims Program)
7.750          10/01/2006                 314,095
        60,000      V.I. HFA
6.450          03/01/2016                  61,024
     3,000,000      V.I. Public Finance Authority
5.500          10/01/2014               2,801,340
     5,000,000      V.I. Public Finance Authority
5.500          10/01/2015               4,627,100
     1,250,000      V.I. Public Finance Authority
5.500          10/01/2022               1,099,738
     7,500,000      V.I. Public Finance Authority
5.625          10/01/2025               6,649,950
     7,750,000      V.I. Public Finance Authority
5.875          10/01/2018               7,100,705
     6,500,000      V.I. Public Finance Authority
6.000          10/01/2022               5,962,515
    18,000,000      V.I. Public Finance Authority
6.125          10/01/2029              17,424,360
     7,750,000      V.I. Public Finance Authority
6.500          10/01/2024               7,673,740
     1,135,000      V.I. Public Finance Authority
7.125          10/01/2004 (p)           1,205,211

                          29 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999



Face
Market Value
       Amount
Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,735,000      V.I. Public Finance Authority
7.375 %        10/01/2010 (p)     $      1,966,518
    13,550,000      V.I. Public Finance Authority Computer Lease (a)
6.250          01/01/2005               13,125,750
        75,000      V.I. Water & Power Authority
5.300          07/01/2018                   66,686
     2,515,000      V.I. Water & Power Authority
5.300          07/01/2021                2,200,927
     2,500,000      V.I. Water & Power Authority
5.500          07/01/2017                2,220,625
     5,655,000      V.I. Water & Power Authority
7.400          07/01/2011 (p)            5,943,066
     6,850,000      V.I. Water & Power Authority
7.600          01/01/2012 (p)            7,454,924

--------------

345,292,554

--------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$4,516,970,748)--102.7%
4,292,519,789
----------------------------------------------------------------------------------------------------------------------------------

--------------
LIABILITIES IN EXCESS OF OTHER
ASSETS--(2.7%)
(111,290,646)

--------------
NET ASSETS
--100.0%
$4,181,229,143

==============




FOOTNOTES TO STATEMENT OF INVESTMENTS

 (a) Illiquid security--See Note 5 of Notes to Financial Statements.
 (b) Non-income accruing security.
 (c) Partial interest payment received.
 (d) Issuer is in default.
 (f) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $874,845,440, or 19.98% of the Fund's total assets as of December 31, 1999.
 (p) This issue has been prerefunded to an earlier date.
 (v) Represents the current interest rate for a variable or increasing rate security.
 (w) When-issued security or forward purchase commitment to be delivered and settled after December 31, 1999.




    See accompanying Notes to Financial Statements.


                          30 ROCHESTER FUND MUNICIPALS

FOOTNOTES TO STATEMENT OF INVESTMENTS     Continued

==========================================================================
PORTFOLIO ABBREVIATIONS

To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:


ACLDD       Adults and Children with Learning and               LSSUNY
Lutheran Social Services of Upstate New York
            Developmental Disabilities                          MCH
Maryhaven Center of Hope
ADD         Aid to the Developmentally Disabled                 MTA
Metropolitan Transportation Authority
ALIA        Alliance of Long Island Agencies                    NH&HC
Nursing Home and Health Care
ARC         Association of Retarded Citizens                    NIMO
Niagara Mohawk Power Corporation
ASMF        Amsterdam Sludge Management Facility                NJ           New
Jersey
BID         Business Improvement District                       NSCFGA       North
Shore Child and Family Guidance Association
BOCES       Board of Cooperative Educational Services           NY           New
York
CAB         Capital Appreciation Bond                           NYC          New
York City
CARS        Complimentary Auction Rate Security                 NYS          New
York State
CDC         Community Development Corporation                   NYSEG        New
York State Electric and Gas
Con Ed      Consolidated Edison Company                         OBPWC        Ocean
Bay Park Water Corporation
COP         Certificates of Participation                       PRFF         Puerto
Rican Family Foundation
CPCLI       Community Programs Center of Long Island            Res Rec
Resource Recovery Facility
DA          Dormitory Authority                                 RG&E
Rochester Gas and Electric
DDI         Developmental Disabilities Institute                RIBS
Residual Interest Bonds
DIAMONDS    Direct Investment of Accrued Municipals             RIT
Rochester Institute of Technology
EDA         Economic Development Authority                      RITES
Residual Interest Tax Exempt Security
EFC         Environmental Facilities Corporation                SCHC         Senior
Citizen Housing Corporation
EHC         Elderly Housing Corporation                         SCSB
Schuyler Community Services Board
EHL         Engine Hook and Ladder                              SLCD         School
for Language and Communication
ERDA        Energy Research and Development Authority
Development
FREE        Family Residences and Essential Enterprises         SLRHF        St.
Luke Residential Healthcare Facility
GJSR        Gurwin Jewish Senior Residences                     SONYMA       State
of New York Mortgage Agency
GO          General Obligation                                  SSMH
Soldiers and Sailors Memorial Hospital
GRIA        Greater Rochester International Airport             SUNY         State
University of New York
HDC         Housing Development Corporation                     SWMA         Solid
Waste Management Authority
HELP        Homeless Economic Loan Program                      TFA
Transitional Finance Authority
HFA         Housing Finance Agency                              TFABs
Tobacco Flexible Amortization Bonds
HFC         Housing Finance Corporation                         UCPAGS       United
Cerebral Palsy Association of Greater Suffolk
IDA         Industrial Development Agency                       UCP/HCA      United
Cerebral Palsy and Handicapped Children's
IGHL        Independent Group Home for Living
Association
IMEPCF      Industrial, Medical and Environmental Pollution     UDC          Urban
Development Corporation
            Control Facilities                                  UFA          Utica
Free Academy
INFLOS      Inverse Floating Rate Securities                    V.I.         United
States Virgin Islands
IRS         Inverse Rate Security                               WORCA
Working Organization for Retarded Children and Adults
ITEMECF     Industrial, Tourist, Educational, Medical and       WWH
Wyandach/Wheatley Heights
            Environmental Community Facilities                  YCN          Yield
Curve Note
IVRC        Inverse Variable Rate Certificate                   YCR          Yield
Curve Receipt
JBFS        Jewish Board of Family Services                     YMCA         Young
Men's Christian Association
JCC         Jewish Community Center
JDAM        Julia Dyckman Angus Memorial
JFK         John Fitzgerald Kennedy
L.I.        Long Island
LEVRRS      Leveraged Reverse Rate Security
LGAC        Local Government Assistance Corporation
LGSC        Local Government Services Corporation
LIHIA       Long Island Head Injury Association
LILCO       Long Island Lighting Corporation
LRRHCF      Loretto Rest Residential Health Care Facility

                          31 ROCHESTER FUND MUNICIPALS

FOOTNOTES TO STATEMENT OF INVESTMENTS     Continued

==========================================================================
INDUSTRY CONCENTRATIONS     December 31, 1999

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:


INDUSTRY                                                 MARKET VALUE
PERCENT
---------------------------------------------------------------------------------------------
Hospital/Healthcare                                      $701,852,878
16.4 %
Multifamily Housing                                       396,644,715
9.3
Electric Utilities                                        350,755,968
8.2
General Obligation                                        314,344,796
7.3
Municipal Leases                                          288,720,362
6.7
Special Assessment                                        270,448,382
6.3
Adult Living Facilities                                   236,880,143
5.5
Manufacturing, Non-Durable Goods                          220,206,959
5.1
Single Family Housing                                     219,179,652
5.1
Marine/Aviation Facilities                                215,988,270
5.0
Resource Recovery                                         214,162,874
5.0
Nonprofit Organization                                    181,110,534
4.2
Manufacturing, Durable Goods                              154,098,548
3.6
Higher Education                                          138,794,342
3.2
Water Utilities                                            92,000,804
2.2
Education                                                  91,830,039
2.1
Sales Tax Revenue                                          68,138,024
1.6
Highways/Railways                                          56,334,559
1.3
Other                                                      81,027,940
1.9

---------------------------------
                                                       $4,292,519,789
100.0 %

=================================


================================================================================
SUMMARY OF RATINGS     December 31, 1999     Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:


RATING
PERCENT
---------------------------------------------------------------------------------------------
AAA
22.6 %
AA
12.9
A
22.4
BBB
19.7
BB
1.6
B
0.7
CCC
0.0
CC
0.0
C
0.0
Not
Rated
20.1

-----------

100.0 %

===========



Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

                          32 ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES     December 31, 1999


=====================================================================================================
ASSETS

Investments, at value (cost $4,516,970,748)--see accompanying
statement                $4,292,519,789
------------------------------------------------------------------------------------------------------
Cash
4,069,723
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest
72,894,297
Shares of beneficial interest
sold                                                          8,170,488
Investments
sold
1,450,205
Other
52,491

---------------
Total
assets
4,379,156,993
======================================================================================================
LIABILITIES
Payables and other liabilities:
Investments
purchased
114,441,298
Note payable to bank (interest rate 5.625% at
12/31/99)                                    62,700,000
Shares of beneficial interest
redeemed                                                     18,987,348
Trustees'
compensation
1,025,131
Dividends
181,093
Other
592,980

---------------
Total
liabilities
197,927,850
======================================================================================================
NET
ASSETS
$4,181,229,143

===============
=====================================================================================================
COMPOSITION OF NET ASSETS
Paid-in
capital
$4,514,701,382
------------------------------------------------------------------------------------------------------
Undistributed net investment
income                                                         1,944,562
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment
transactions                                 (110,965,842)
------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
investments                                               (224,450,959)

---------------
Net
assets
$4,181,229,143

===============
=====================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,288,073,809 and 195,977,917 shares of beneficial interest outstanding) $16.78
Maximum  offering price per share (net asset value plus sales charge of 4.75% of offering
price)                                                                       $17.62
------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering  price per share (based on net assets of  $673,384,711  and
40,159,104 shares of beneficial interest outstanding) $16.77
------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering  price per share (based on net assets of  $219,770,623  and
13,110,029 shares of beneficial interest outstanding) $16.76

    See accompanying Notes to Financial Statements.

                          33 ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS     For the Year Ended December 31, 1999


======================================================================================================
INVESTMENT INCOME
Interest
$289,084,667
======================================================================================================
EXPENSES
Management
fees
20,655,696
------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class
A
5,198,680
Class
B
6,346,313
Class
C
2,211,014
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class
A
1,428,360
Class
B
347,367
Class
C
88,252
------------------------------------------------------------------------------------------------------
Accounting service
fees                                                                      1,327,586
------------------------------------------------------------------------------------------------------
Trustees'
compensation
522,376
------------------------------------------------------------------------------------------------------
Custodian fees and
expenses                                                                    409,548
------------------------------------------------------------------------------------------------------
Other
1,153,885
------------------------------------------------------------------------------------------------------
Interest
1,832,697

--------------
Total
expenses
41,521,774
Less expenses paid
indirectly                                                                 (153,276)

--------------
Net
expenses
41,368,498
======================================================================================================
NET INVESTMENT
INCOME
247,716,169
======================================================================================================
REALIZED AND UNREALIZED LOSS
Net realized loss on
investments                                                           (41,602,735)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on
investments                      (471,101,165)

---------------
Net realized and unrealized
loss                                                          (512,703,900)
=======================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                     $(264,987,731)

===============

    See accompanying Notes to Financial Statements.

                          34 ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December
31,
1999                    1998
===========================================================================================================================
OPERATIONS
Net investment
income
$247,716,169            $193,865,904
---------------------------------------------------------------------------------------------------------------------------
Net realized
loss
(41,602,735)             (4,390,468)
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                 (471,101,165)             30,719,166

---------------------------------------
Net increase (decrease) in net assets resulting from
operations                       (264,987,731)            220,194,602
===========================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class
A
(204,429,524)           (175,270,973)
Class
B
(30,543,603)            (14,972,126)
Class
C
(10,772,109)             (5,050,170)
===========================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions:
Class
A
261,241,800             565,102,760
Class
B
255,736,157             320,057,221
Class
C
72,307,141             123,988,335
==========================================================================================================================
NET ASSETS
Total
increase
78,552,131           1,034,049,649
---------------------------------------------------------------------------------------------------------------------------
Beginning of
period
4,102,677,012           3,068,627,363

---------------------------------------
End of period (including undistributed net investment income of $1,944,562 and excess of distributions over net investment income of $26,371, respectively)
$4,181,229,143           $4,102,677,012

=======================================


See accompanying Notes to Financial Statements.

                     35 ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

CLASS A          Year Ended December 31,                          1999
1998          1997           1996 (1)      1995
================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                            $18.81
$18.67        $18.00         $18.18        $16.31
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             1.04
1.04          1.10 (2)       1.10 (2)      1.10 (2)
Net realized and unrealized gain (loss)                          (2.03)
0.15          0.67          (0.18)         1.86

--------------------------------------------------------------------
Total income (loss) from investment operations                   (0.99)
1.19          1.77           0.92          2.96
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                             (1.04)
(1.04)        (1.10)         (1.10)        (1.09)
Undistributed net investment income - prior year                 -----
(0.01)        -----          -----         -----

--------------------------------------------------------------------
Total dividends and distributions to shareholders                (1.04)
(1.05)        (1.10)         (1.10)        (1.09)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.78
$18.81        $18.67         $18.00        $18.18

====================================================================
================================================================================================================================
Total Return, at Net Asset Value (3)                             (5.51)%
6.52%        10.20%          5.37%        18.58%
================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                         $3,288
$3,435        $2,848         $2,308        $2,145
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                $3,559
$3,161        $2,539         $2,191        $2,005
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income                                            5.78%
5.50%         5.96%          6.20%         6.25%
Expenses                                                         0.77%
0.78% (5)     0.76%          0.82%         0.82%
Expenses, net of indirect expenses and interest (6) (7)          0.73%
0.75%         0.74%          0.77%         0.78%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (8)                                        30%
25%            5%            13%           15%





(1) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Based on average shares outstanding for the period.
(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(6) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(7) Prior  year   ratios  have  been   restated  to  conform  to  current   year
    presentation.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,930,375,402 and $1,337,576,882, respectively.

See accompanying Notes to Financial Statements.

                     36 ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS     Continued

CLASS B          Year Ended December 31,
1999           1998          1997 (9)
==================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period
$18.79         $18.65        $17.89
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income
0.89           0.89          0.74 (2)
Net realized and unrealized gain (loss)
(2.03)          0.14          0.76

-------------------------------------------

Total income (loss) from investment operations
(1.14)          1.03          1.50
-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income
(0.88)         (0.89)        (0.74)
Undistributed net investment income - prior year
-----          -----         -----

-------------------------------------------
Total dividends and distributions to shareholders
(0.88)         (0.89)        (0.74)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
$16.77         $18.79        $18.65

==========================================
==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (3)
(6.27)%        5.61%         8.74%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)
$673           $494          $172
-------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)
$635           $329           $76
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income
4.91%          4.57%         4.91%
Expenses
1.64%          1.64% (5)     1.59%
Expenses, net of indirect expenses and interest (6) (7)
1.59%          1.61%         1.58%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (8)
30%            25%            5%





(1)  On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2)  Based on average shares outstanding for the period.
(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4)  Annualized for periods of less than one full year.
(5) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(6) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(7)  Prior  year  ratios  have  been   restated  to  conform  to  current   year
     presentation.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,930,375,402 and $1,337,576,882, respectively.
(9) For the period from March 17, 1997 (inception of offering) to December 31, 1997.

See accompanying Notes to Financial Statements.

                     37 ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS     Continued

CLASS C          Year Ended December 31,
1999           1998          1997 (9)
===============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period
$18.79         $18.66        $17.89
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income
0.89           0.89          0.74 (2)
Net realized and unrealized gain (loss)
(2.04)          0.13          0.77

-------------------------------------------
Total income (loss) from investment operations
(1.15)          1.02          1.51
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income
(0.88)         (0.89)        (0.74)
Undistributed net investment income - prior year
-----          -----         -----

-------------------------------------------
Total dividends and distributions to shareholders
(0.88)         (0.89)        (0.74)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period
$16.76         $18.79        $18.66

===========================================
===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (3)
(6.32)%        5.56%         8.80%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)
$220           $174           $49
---------------------------------------------------------------------------------------------------------------
Average net assets (in millions)
$221           $111           $21
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income
4.92%          4.57%         4.92%
Expenses
1.63%          1.63% (5)     1.58%
Expenses, net of indirect expenses and interest (6) (7)
1.58%          1.59%         1.56%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (8)
30%            25%            5%





(1)  On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2)  Based on average shares outstanding for the period.
(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4)  Annualized for periods of less than one full year.
(5) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(6) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(7)  Prior  year  ratios  have  been   restated  to  conform  to  current   year
     presentation.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,930,375,402 and $1,337,576,882, respectively.
(9) For the period from March 17, 1997 (inception of offering) to December 31, 1997.

See accompanying Notes to Financial Statements.

                     38 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
================================================================================
1.    SIGNIFICANT ACCOUNTING POLICIES

Rochester Fund Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued as of the close of the New York Stock Exchange on each trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $113,728,615.
--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $6,445,619, representing 0.15% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $110,651,000, which expires between 2000 and 2007.
--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. In June, 1998, the Fund adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1999, a provision of $351,858 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $510,934 as of December 31, 1999.
     In January, 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October, 1995, provides that no independent trustee of the Fund who is elected after September, 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. The retirement plan expense, which is included in trustees' compensation, amounted to $65,335 for the year ended December 31, 1999. Payments of $67,500 were made to retired trustees during the year ended December 31, 1999. As of December 31, 1999, the Fund had recognized an accumulated liability of $506,016.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                          39 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued
================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2.    SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                               Year Ended December 31, 1999
Year Ended December 31, 1998
                                                  Shares         Amount
Shares          Amount
------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                          44,147,686    $802,354,647
44,149,177    $828,290,736
Dividends and/or distributions reinvested      6,141,926     110,148,797
5,034,167      94,396,140
Redeemed                                     (36,952,671)   (651,261,644)
(19,054,473)   (357,584,116)

----------------------------------------------------------------
Net increase                                  13,336,941    $261,241,800
30,128,871    $565,102,76

================================================================
------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                          18,541,189    $337,286,647
17,637,855    $330,613,878
Dividends and/or distributions reinvested      1,104,735      19,720,059
514,626       9,646,518
Redeemed                                      (5,768,976)   (101,270,549)
(1,077,120)    (20,203,175)

----------------------------------------------------------------
Net increase                                  13,876,948    $255,736,157
17,075,361    $320,057,221

================================================================
------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                           7,558,824    $137,341,468
7,026,163    $131,632,053
Dividends and/or distributions reinvested        417,688       7,463,417
187,218       3,511,228
Redeemed                                      (4,122,846)    (72,497,744)
(594,948)    (11,154,946)

---------------------------------------------------------------
Net increase                                   3,853,666    $72,307,141
6,618,433    $123,988,335

===============================================================

                          40 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued
================================================================================
3.    SECURITIES INFORMATION

As of December 31, 1999, net unrealized depreciation on securities of $224,450,959 was composed of gross appreciation of $75,959,680, and gross depreciation of $300,410,639.
     As of December 31, 1999, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $4,517,285,576 was:

      Gross unrealized appreciation      $  75,852,676
      Gross unrealized depreciation       (300,618,463)
                                          -------------
      Net unrealized depreciation        $(224,765,787)
                                          =============

================================================================================
4.    MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets, 0.46% on the next $3 billion, and 0.45% of average daily net assets over $5 billion. The Fund's management fee for the year ended December 31, 1999 was 0.47% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 1999, the Fund paid $1,327,586 to the Manager for accounting and pricing services.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended December 31, 1999, the Fund paid OFS $1,863,979.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                              Aggregate          Class A
Commissions       Commissions      Commissions
                              Front-End        Front-End             on Class
A        on Class B       on Class C
                           Sales Charges Sales Charges
Shares            Shares           Shares
                             on Class A      Retained by            Advanced
by       Advanced by      Advanced by
Year Ended                       Shares      Distributor         Distributor(1)
Distributor(1)   Distributor(1)
------------------------------------------------------------------------------------------------------------------
December 31, 1999           $15,666,528       $2,234,617
$2,064,409       $13,060,682       $1,290,419

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                       Class A                   Class
B                  Class C
                           Contingent Deferred       Contingent Deferred
Contingent Deferred
                                 Sales Charges             Sales
Charges             Sales Charges
Year Ended             Retained by Distributor   Retained by Distributor   Retained
by Distributor
--------------------------------------------------------------------------------------------------
December 31, 1999                     $308,596           $2,142,722
$163,332

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. Currently, the Board of Trustees has limited the rate to 0.15% per year on Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended December 31, 1999, payments under the Class A Plan totaled $5,198,680, all of which was paid by the Distributor to recipients. That included $34,603 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                          41 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued
================================================================================
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 1999 were as follows:



Distributor's

Unreimbursed

Distributor's       Expenses
                                                             Amount
Aggregate           as %
                                                           Retained
Unreimburse         of Net
                                     Total Payments              by
Expenses         Assets
                                         Under Plan     Distributor      Under
Plan       of Class

-------------------------------------------------------------------------------------------------
Class B Plan                            $6,346,313      $5,705,745
$29,900,996         4.44 %
Class C Plan                             2,211,014       1,432,799
3,167,350         1.44

================================================================================
5.    ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 1999, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999 was $350,968,358, which represents 8.39% of the Fund's net assets.
================================================================================
6.    BANK BORROWINGS

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum. The commitment fee allocated to the Fund for the year ended December 31, 1999 was $28,272.
     The Fund had borrowings outstanding of $62,700,000 at December 31, 1999. For the year ended December 31, 1999, the average monthly loan balance was $31,014,339 at an average interest rate of 5.708%. The maximum amount of borrowings outstanding at any month-end was $90,400,000.

                          42 ROCHESTER FUND MUNICIPALS

                                       A-6
                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS


Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

            Short-Term Ratings - U.S. Tax-Exempt Municipals
--------------------------------------------------------------------------------

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Rating Services
--------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

            Short-Term Issue Credit Ratings
--------------------------------------------------------------------------------

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


Fitch IBCA, Inc.
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3:   Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                       B-1
                                   Appendix B


                     Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities

                                      C-11
                                   Appendix C

           OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
     Code,
(2)  non-qualified deferred compensation plans,
(3)  employee benefit plans3
(4)  Group Retirement Plans4
(5)  403(b)(7) custodial plan accounts
(6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."3 This waiver provision applies to:
3 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
|_|  Purchases of Class A shares aggregating $1 million or more.
|_|  Purchases  by a Retirement  Plan (other than an IRA or 403(b)(7)  custodial plan) that:
(1)  buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|  Purchases  by  an  OppenheimerFunds-sponsored   Rollover  IRA,  if  the
     purchases are made:
(1)  through a broker, dealer, bank or registered investment advisor that has  made  special  arrangements  with  the  Distributor  for  those purchases, or
(2)  by a direct rollover of a distribution  from a qualified  Retirement
     Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_|  Purchases   by  a  Retirement   Plan  whose   record   keeper  had  a
     cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

             II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
|_| The Manager or its affiliates.
|_| Present or former officers, directors, trustees and employees (and their
    "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered  management  investment  companies,  or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial  institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the  purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers,  brokers,  banks or registered  investment  advisors that have entered into an agreement with the Distributor  providing  specifically for the use of shares  of the Fund in  particular  investment  products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment  advisors and  financial  planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors,  trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts  for which  Oppenheimer  Capital  (or its  successor)  is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate  agreement with the Distributor.
|_| Dealers,  brokers,  banks, or registered  investment advisors that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment advisor provides administration services.
|_|

    Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest for Value
    Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):
|_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
     Oppenheimer  Cash  Reserves)  or  unit  investment   trusts  for  which
     reinvestment arrangements have been made with the Distributor.
|_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|  Shares   purchased  by  the  reinvestment  of  loan  repayments  by  a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)  Following the death or disability  (as defined in the Internal  Revenue
     Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)  To return excess contributions.

(3)

     To  return  contributions  made  due to a  mistake  of fact.
(4)  Hardship withdrawals, as defined in the plan.4
4   This provision does not apply to IRAs.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)  To meet the minimum distribution requirements of the Internal Revenue Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8)  For loans to participants or beneficiaries.
(9)  Separation from service.5
5 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

     III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares  redeemed  involuntarily,  as  described  in  "Shareholder
      Account Rules and Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)   Following  the death or  disability  (as defined in the Internal
      Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.
(4)   To make hardship withdrawals, as defined in the plan.6
6   This provision does not apply to IRAs.

(5 )  To  make  distributions   required  under  a  Qualified  Domestic
      Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the  minimum  distribution  requirements  of the  Internal
      Revenue Code.
(7)   To make  "substantially  equal periodic  payments" as described in
      Section 72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.7
7   This provision does not apply to loans from 403(b)(7)  custodial plans.

(9)   On account of the participant's separation from service.8
8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10)  Participant-directed  redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11)  Distributions   made  on  account  of  a  plan  termination  or
      "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
(14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
|_| Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|  Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.
Oppenheimer   Quest   Small   Cap Value Fund
Oppenheimer Quest Balanced Value Fund
Oppenheimer  Quest  Global  Value Fund
Oppenheimer  Quest  Opportunity  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund
Quest for Value New York Tax-Exempt Fund
Quest for Value Investment Quality Fund
Qest for Value National Tax-Exempt Income Fund
Quest for Value Global Income Fund
Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                     Initial Sales       Initial Sales
Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members Offering Price      Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.
-------------------------------------------------------------------------------

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
|_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment advisor to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account        Connecticut   Mutual   Total   Return
Connecticut Mutual GovernmentSecurities  CMIA  LifeSpan  Capital  Appreciation
Connecticut Mutual Income Account        CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account        CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those  shareholders  who are  eligible for the prior Class A CDSC are:
(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

(1) by the estate of a deceased  shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for   retirement   distributions   (or   loans)  to   participants   or
    beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)
    in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


                  VII. Sales Charge Waivers on Purchases of Class M Shares of
                     Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|      present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

13


Rochester Fund Municipals

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217-5270
     1-800-525-7048

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown & Platt
      1675 Broadway
      New York, New York 10019

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